REPORT AND VALUATION OF

LAND, BUILDINGS, INFRASTRUCTURE,
PLANT AND MACHINERY (BIO-DIESEL PLANT)
ON PROPERTY LOCATED AT LOT 122A,
JALAN GEBENG 2/3, GEBENG INDUSTRIAL ESTATE,
26080 KUANTAN, PAHANG DARUL MAKMUR

INTERNATIONAL PROPERTY CONSULTANTS, VALUERS & AGENTS

VPC Alliance (PJ) Sdn. Bhd.
1D-3A, Jalan SS 26/9, Mayang Plaza,
Taman Mayang Jaya,
47301Petaling Jaya, Selangor
Tel: 03-7880 0155
Fax:03-7880 0166
Email: vpcpj@tm.net.my
Website: www.vpc.com.my

Other VPC MALAYSIA Offices

VPC Alliance (JB) Sdn. Bhd.
Suite 808, 8th Floor, City Plaza,
No. 21 Jalan Tebrau, 80300
Johor Bahru, Johor
Tel:07-3355188
Fax:07-3328242
Email: vpcjb@streamyx.com

VPC Alliance (PG) Sdn. Bhd.
No. 11, Jalan Selat 1/F, Taman Selat, 12000
Butterworth, Penang
Tel: 04-3313392
Fax: 04-3313875
Email: vpcpg@tm.net.my

VPC Alliance (Sabah) Sdn. Bhd.
Suite 9.1, Level 9, Wisma Great Eastern Life,
No. 65 Jalan Gaya, 88000,
Kota Kinabalu, Sabah
Tel:088-216503, 216504, 216067
Fax:088-233732

VPC Alliance (Kedah) Sdn. Bhd.
No. 1557, 2nd Floor
Jalan Kota 05000 Alor Star
Kedah Darul Aman
Tel: 04-7301777
Fax:04-7317663

VPC Alliance (KL) Sdn. Bhd.
Suite 17.01, 17th Floor Central Plaza,
No. 34 Jalan Sultan Ismail, 50250 KL
Tel: 03-21488968
Fax:03-21412933, 21482968
Email: vpcakl@streamyx.com

VPC Alliance (Sarawak) Sdn. Bhd.
Lots 216 & 217 (2nd Floor),
Jalan Haji Tha, P.O. Box 3019, 93758
Kuching, Sarawak.
Tel: 082-419200
Fax: 082-429315

VPC
MALAYSIA

TABLE OF CONTENTS

VPC
MALAYSIA

SECTION B – VALUATION OF PLANT AND MACHINERY

VPC Alliance (PJ) Sdn. Bhd. (479204-W) VE (1) 0105
International Property Consultants, Valuers & Agents

1D-3A, Jalan SS26/9, Mayang Plaza,
Taman Mayang Jaya, 47301 Petaling Jaya.

Tel : 03-7880 0155
Fax : 03-7880 0166
Email : vpcpj@streamyx.com

Directors
Francis Loh FRICS MIS (M)
Tan Beng Sooi ANZIV FIS (M)
James Wong BA MIS (M)
Kelvin Tan ARICS MIS (M)
Caroline Sebangkit B.Sc ARICS
Tan Lee Kang B.Sc MIS (M) ARICS
Chew Kwong Cheong B.Surv MIS (M)

Johor Bahru : 07-335 5188
Penang : 04-331 3392
Kuala Lumpur : 03-2148 8968
Alor Setar : 04-730 1777
Kota Kinabalu : 088-216503
Kuching : 082-419200

VPC
MALAYSIA

Our Ref.: VPCPJ/08/22103/MC Tan

13th November, 2008

The Directors,
Plant Biofuels Corporation Sdn Bhd
31C-3, Kelana Mall,
Jalan SS 6/12, 47301 Petaling Jaya,
Selangor Darul Ehsan, Malaysia.

(Attn: Mr. Cho Seng Nam)

Dear Sirs,

VALUATION OF LAND, BUILDINGS, INFRASTRUCTURE, PLANT AND MACHINERY (BIO-DIESEL PLANT) ON PROPERTY LOCATED AT LOT 122A, JALAN GEBENG 2/3, GEBENG INDUSTRIAL ESTATE, 26080 KUANTAN, PAHANG DARUL MAKMUR

We thank you for your instruction to advise on the Market Value of the above-mentioned property for **FINANCIAL REPORTING** purposes.

We have inspected the subject property and investigated available information and data relevant to the property. We note that on the date of inspection, the subject property is in the final stage of construction for a bio-diesel plant.

The individual title of the subject property is yet to be issued by the relevant authority.

The land area of the subject property is approximately 11 acres (i.e. 479,160 square feet) as per a copy of the Sale and Purchase Agreement dated 7th November, 2006 between Perbadanan Kemajuan Negeri Pahang (vendor) and Plant Biofuels Corporation Sdn Bhd (purchaser) provided to us.

The land will be held under a 99-year leasehold tenure and the category of land use is "Industry".

Our basis of valuation is the **Market Value**. **Market Value** is the estimated amount for which a property should exchange on the date of valuation between a willing buyer and a willing seller in an arm's-length transaction after proper marketing wherein the parties had each acted knowledgeably, prudently and without compulsion.

Malaysia
Petaling Jaya
Johor Bahru
Penang
Kuala Lumpur
Alor Setar
Kota Kinabalu
Kuching

Affiliated Offices
Singapore
Jakarta
Surabaya
Bangkok

Paragraph 32 of **Financial Reporting Standard (FRS) 116** of the **Malaysian Accounting Standards Board (MASB)** states that "The fair value of land and building is usually determined from market based evidence by appraisal that is normally undertaken by professionally qualified valuers. The fair value of items of plant and equipment is usually their market value determined by appraisal".

Paragraph 6 of the **Financial Reporting Standard (FRS) 116** defines **Fair Value** as the amount for which an asset could be exchanged between knowledgeable, willing parties in an arm's length transaction.

Paragraph 33 of **Financial Reporting Standard (FRS) 116** also states that "If there is no evidence of market based evidence of fair value because of the specialised nature of the property, plant and equipment and the items are rarely sold, except as part of a continuing business, an entity may need to estimate fair value using an income or a depreciated replacement cost approach."

As the subject property is a specialised property and rarely sold, we have adopted the depreciated replacement cost approach in arriving at the **Market Value (Fair Value)** of the subject property and the valuation is on the basis of the property, plant and equipment being in continuous use.

We are of the opinion, the **Market Value (Fair Value)** of the above-mentioned property with vacant possession and free from encumbrances is as follows:-

Land	:	RM4,310,000/- (Section A)
Buildings	:	RM1,850,000/- (Section A)
Infrastructure	:	RM2,870,000/- (Section A)
Plant and Machinery	:	RM149,000,000/- (Section B)
Market Value	:	**RM158,030,000/-**

Market Value (Fair Value) : **RM158,030,000/- (Ringgit Malaysia : One Hundred and Fifty Eight Million and Thirty Thousand Only).**

This report is prepared with the technical and professional assistance of Mr. Mario Roberto P. Mendoza, *B.S.M.E*, Valuation Manager – Plant and Machinery of VPC Appraisal (S) Pte Ltd who has 26 years of experience in plant and machinery valuation.

Details of the valuation are attached in Section A and Section B of this report.

Yours faithfully,
VPC ALLIANCE (PJ) SDN BHD

LOH SOONG PARK
FRICS MIS (M)
Registered Valuer (V-208)

SECTION A

VALUATION OF LAND, BUILDINGS AND INFRASTRUCTURE

VALUATION OF LAND, BUILDINGS AND INFRASTRUCTURE (BIO-DIESEL PLANT) ON PROPERTY LOCATED AT LOT 122A, JALAN GEBENG 2/3, GEBENG INDUSTRIAL ESTATE, 26080 KUANTAN, PAHANG DARUL MAKMUR

1. TERMS OF REFERENCE

We have been instructed by Plant Biofuels Corporation Sdn Bhd to value the above-mentioned property for **FINANCIAL REPORTING** purposes.

We note that on the date of inspection, the subject property is in the final stage of construction for a bio-diesel plant.

The individual title of the subject property is yet to be issued by the relevant authority.

The land area of the subject property is approximately 11 acres (i.e. 479,160 square feet) as per a copy of the Sale and Purchase Agreement dated 7th November, 2006 between Perbadanan Kemajuan Negeri Pahang (vendor) and Plant Biofuels Corporation Sdn Bhd (purchaser) provided to us.

The land will be held under a 99-year leasehold tenure and the category of land use is "Industry".

This report and valuation is subject to the "Limiting Conditions" attached to the end of the report and to such limiting statements, conditions and assumptions, if any, contained elsewhere in the body of the report.

The report is intended for the use of the party to whom it is addressed and shall not be utilized by any other party unless prior written consent has been obtained from us. We assume no liability to any third party who utilizes this report without our prior written consent.

2. BASIS OF VALUATION

Market Value

Our basis of valuation is the **Market Value**. Market Value is the estimated amount for which a property should exchange on the date of valuation between a willing buyer and a willing seller in an arm's-length transaction after proper marketing wherein the parties had each acted knowledgeably, prudently and without compulsion.

Each element of the definition has its own conceptual framework.

a) "*The estimated amount…*" refers to a price expressed in terms of money, payable for the property in an arm's-length market transaction. *Market Value* is measured as the most probable price reasonably obtainable in the market on the date of valuation in keeping with the *Market Value* definition. It is the best price reasonably obtainable by the seller and the most advantageous price reasonably obtainable by the buyer. This estimate specifically excludes an estimated price inflated or deflated by special terms or circumstances such as atypical financing, sale and leaseback arrangements, special considerations or concessions granted by anyone associated with the sale, or any element of Special Value.

b) "*… a property should exchange…*" refers to the fact that the value of a property is an estimated amount rather than a predetermined amount or actual sale price. It is the price at which the market expects a transaction that meets all other elements of the *Market Value* definition should be completed on the date of valuation.

c) "*… on the date of valuation…*" requires that the estimated *Market Value* is time-specific as of a given date. Because markets and market conditions may change, the estimated value may be incorrect or inappropriate at another time. The valuation amount will reflect the actual market state and circumstances as of the effective valuation date, not as of either a past or future date. The definition also assumes simultaneous exchange and completion of the contract for sale without any variation in price that might otherwise be made.

d) "... *between a willing buyer...*" refers to one who is motivated, but not compelled to buy. This buyer is neither over-eager nor determined to buy at any price. This buyer is also one who purchases in accordance with the realities of the current market and with current market expectations, rather than in relation to an imaginary or hypothetical market that cannot be demonstrated or anticipated to exist. The assumed buyer would not pay a higher price than the market requires. The present property owner is included among those who constitute "the market". A Valuer must not make unrealistic assumptions about market conditions nor assume a level of market value above that which is reasonably obtainable.

e) "... a *willing seller...*" is neither an over-eager nor a forced seller, prepared to sell at any price, nor one prepared to hold out for a price not considered reasonable in the current market. The willing seller is motivated to sell the property at market terms for the best price attainable in the (open) market after proper marketing, whatever that price may be. The factual circumstances of the actual property owner are not a part of this consideration because the "willing seller" is a hypothetical owner.

f) "... *in an arm's-length transaction...*" is one between parties who do not have a particular or special relationship (for example, parent and subsidiary companies or landlord and tenant) that may make the price level uncharacteristic of the market or inflated because of an element of *Special Value*. The *Market Value* transaction is presumed to be between unrelated parties, each acting independently.

g) "... *after proper marketing...*" means that the property would be exposed to the market in the most appropriate manner to effect its disposal at the best price reasonably obtainable in accordance with the *Market Value* definition. The length of exposure time may vary with market conditions, but must be sufficient to allow the property to be brought to the attention of an adequate number of potential purchasers. The exposure period occurs prior to the valuation date.

h) "... *wherein the parties had each acted knowledgeably and prudently...*" presumes that both the willing buyer and the willing seller are reasonably informed about the nature and characteristics of the property, its actual and potential uses, and the state of the market as of the date of valuation. Each is further presumed to act for self-interest with the knowledge, and prudently to seek the best price for their respective positions in the transaction.

Prudence is assessed by referring to the state of the market at the date of valuation, not with benefit of hindsight at some later date. It is not necessarily imprudent for a seller to sell property in a market with failing prices at a price that is lower than previous market levels. In such cases, as is true for other purchase and sale situations in markets with changing prices, the prudent buyer or seller will act in accordance with the best market information available at the time.

i) "*... and without compulsion...*" establishes that each party is motivated to undertake the transaction, but neither is forced or unduly coerced to complete it.

Paragraph 32 of **Financial Reporting Standard (FRS) 116** of the **Malaysian Accounting Standards Board (MASB)** states that "The fair value of land and building is usually determined from market based evidence by appraisal that is normally undertaken by professionally qualified valuers. The fair value of items of plant and equipment is usually their market value determined by appraisal".

Paragraph 6 of the **Financial Reporting Standard (FRS) 116** defines **Fair Value** as the amount for which an asset could be exchanged between knowledgeable, willing parties in an arm's length transaction.

Paragraph 33 of **Financial Reporting Standard (FRS) 116** also states that "If there is no evidence of market based evidence of fair value because of the specialised nature of the property, plant and equipment and the items are rarely sold, except as part of a continuing business, an entity may need to estimate fair value using an income or a depreciated replacement cost approach."

As the subject property is a specialised property and rarely sold, we have adopted the depreciated replacement cost approach in arriving at the **Market Value (Fair Value)** of the subject property and the valuation is on the basis of the property, plant and equipment being in continuous use.

3. DATE OF INSPECTION

The subject property was inspected on 31st October, 2008 and 1st November, 2008.

4. DATE OF VALUATION

The date of inspection on 31st October, 2008 and 1st November, 2008 is to be taken as the date of valuation.

5. LOCATION AND ACCESS

The subject property, as shown circled RED on the attached Location Plan, is located within an industrial development known as Gebeng Industrial Estate, which is situated approximately 25 kilometres to the north-east of Kuantan Town and approximately 6 kilometres to the north-west of Kuantan Port.

Access to the subject property from the Kuantan Town is possible via Jalan Beserah, Gebeng bypass, Jalan Gebeng 1/11 and finally onto Jalan Gebeng 2/3, where the subject property is located.

Access to the subject property from the East Coast Expressway is possible via the Gebeng bypass connecting Kuantan Port with Gebeng Industrial Estate, Jalan Gebeng 1/11 and finally onto Jalan Gebeng 2/3, where the subject property is located.

The Location Plan is attached in Appendix A.

6. SURROUNDING DEVELOPMENTS

The subject property is located within an industrial development known as Gebeng Industrial Estate (Gebeng Phase 2). This industrial estate is a centre for petrochemical and chemical industries. Gebeng Industrial Estate comprises three (3) phases of development covering a total area of approximately 2,469 hectares (6,100 acres). The first phase (Gebeng Phase 1) covers an area of approximately 700 acres whilst the second phase (Gebeng Phase 2) covers an area of approximately 1,400 acres. The third phase (Gebeng Phase 3) covers an area of approximately 4,000 acres.

The immediate vicinity of the subject property comprises generally of purpose-built properties for the petrochemical and chemical industries as well as vacant plots of industrial land.

The commercial area within Gebeng Industrial Estate is located about 2 kilometres to the south-west of the subject property. It is known as Pusat Perkhidamatan Gebeng.

Multinational and local companies operating within Gebeng Industrial Estate include MTBE Malaysia Sdn Bhd, BP Chemicals (M) Sdn Bhd, BASF Chemicals Sdn Bhd, Eastman Chemical Sdn Bhd, Cryovac (M) Sdn Bhd, Kaneka (M) Sdn Bhd, Flexsys Chemicals (M) Sdn Bhd, Polypropylene Malaysia Sdn Bhd as well as other companies.

The Kuantan Port is located about 6 kilometres to the south-east of the subject property. It is situated at Tanjung Gelang and it serves primarily the Pacific Rim, Middle East, Far East, Europe and ASEAN region.

Kuantan Port is a multipurpose deep sea port facing the South China Sea and it plays a key role in catalyzing the development of the East Coast Corridor, which is featured as the heartland of the petrochemical industries.

Cherating, a famous beach and holiday destination is located approximately 15 kilometres to the north-east of the subject development. Located within this area are hotels, resorts and chalets.

7. PARTICULARS OF TITLE

The subject property is yet to be issued with a land title as it is being processed by Pentadbir Tanah Kuantan as per a copy of a letter from Perbadanan Kemajuan Negeri Pahang bearing reference no. Bil.(64)dlm.PKNP/IND/600-2/5/2/41 Jld:02 dated 21st October, 2008 made available to us.

Brief title particulars of the subject property as extracted from a copy of the Sale and Purchase Agreement between Perbadanan Kemajuan Negeri Pahang (Vendor) and Plant Biofuels Corporation Sdn Bhd (Purchaser) dated 7th November, 2006 provided to us are as follows:-

Vendor	:	Perbadanan Kemajuan Negeri Pahang
Purchaser	:	Plant Biofuels Corporation Sdn Bhd
Developer's Parcel No.	:	Lot 122A, Kawasan Perindustrian Gebeng II
Mukim	:	Sungai Karang
District	:	Kuantan
State	:	Pahang Darul Makmur
Approximate Land Area	:	11 acres
Category of Land Use	:	Industry
Restriction-In-Interest	:	The Land shall not be transferred, charged, leased, sub-leased of otherwise in any manner dealt with or disposed of without the written sanction of the relevant authority
Encumbrances	:	Nil

A copy of the letter from Perbadanan Kemajuan Negeri Pahang bearing reference no. Bil.(64)dlm.PKNP/IND/600-2/5/2/41 Jld:02 and a copy of the Sale and Purchase Agreement are attached in Appendix B.

8. DESCRIPTION OF PROPERTY

The Site

The subject site is a parcel of industrial land with an approximate land area of 11 acres (i.e. 479,160 square feet). The site is generally flat in terrain and it lies slightly above frontage metalled road, Jalan Gebeng 2/3. The subject site is a corner lot and it is irregular in shape.

The site has a frontage of 149.32 metres (approximately 490 feet) onto Jalan Gebeng 2/3, a splay frontage of 83.741 metres (approximately 275 feet) and a return frontage of 191.807 metres (approximately 629 feet). The site has a rear boundary of 142.281 metres (approximately 467 feet) and a south-west boundary of 305.968 metres (approximately 1,004 feet).

The boundaries of the subject site are demarcated by chain-link fencing. The entrance to the subject site is not secured with any gate on the date of inspection. A guardhouse is constructed beside the entrance to the site.

The northern portion of the subject site is erected with storage tanks, a transfer pump shed, a refuse compartment and a loading and unloading bay station.

The southern portion of the site is erected with the administration building, a workshop, firewater tank and shed, a boiler house, a TNB substation, a chemical storage room, a pre-treatment plant, a glycerine plant, a bio-diesel plant, a laboratory and control building, a waste water treatment plant and several storage tanks.

On the date of inspection, we note that the internal roads are yet to be laid with asphalt but are laid with crusher run. The drainage within the subject site is completed. Other areas within the subject site which are yet to be developed are yet to be turfed.

The site of the subject property is shown edged RED on the Site Plan attached in Appendix A. A copy of the site layout plan is also attached in Appendix A.

The Buildings/Structures

Erected on the site is a bio-diesel plant comprising a number of buildings and structures. For the purpose of this valuation (Valuation of buildings), we have considered the following buildings and structures erected on the site.

a) Administration Building
b) Workshop
c) Laboratory & Control Building
d) TNB Substation
e) Chemical Storage Room
f) Boiler House
g) Firewater Pump Shed
h) Loading/Unloading Bay Station
i) Transfer Pump Shed
j) Guard House
k) Refuse Compartment

a) Administration Building

This is a single-storey building constructed of reinforced concrete framework with brick infill rendered externally and plastered internally supporting a metal deck roof. The floor is constructed of reinforced concrete slabs.

The main entrance to the building is secured with a pair of aluminium framed glass doors whilst other doors within the building include plywood flush doors and PVC flush doors. The windows are of aluminium sliding glass and top hung windows.

The ceiling of the building comprise generally of suspended ceiling with fibreboard panels.

The internal walls of the building are generally plastered except for areas such as toilets and pantry, which are lined with ceramic wall tiles.

The building is installed with split unit air-conditioners.

We note that the office building has been partitioned to accommodate various rooms and areas.

The accommodation layout and floor finishes of the building are as follows:-

Accommodation	Floor Finishes
Foyer	Vinyl tiles
Reception Area	Vinyl tiles
General Office Area	Vinyl tiles
Office Rooms	Vinyl tiles
Prayer Room	Wall to wall carpet
Pantry	Ceramic tiles
Toilets	Ceramic tiles

On the date of inspection, we note that the conference room, document room/library and the spare room are being used as office rooms whilst the tool/storage room is being used as a discussion room.

The approximate gross floor area of the subject building is as follows:-

Main floor area	5,167 square feet
Ancillary floor area	65 square feet
Gross floor area	**5,232 square feet**

b) **Workshop**

This is a single-storey building constructed of reinforced concrete framework with brick infill rendered externally and plastered internally supporting a metal deck roof. The floor is constructed of reinforced concrete slabs.

The main entrance to the building is secured with a metal roller shutter whilst other doors within the building include plywood flush doors and PVC flush doors. The windows are of aluminium sliding glass, top hung windows and fixed metal louvres.

The ceilings at the toilet and prayer room are of suspended ceiling with fibreboard panels.

The internal walls of the building are generally plastered except for the toilets, which are lined with ceramic wall tiles.

The accommodation layout and floor finishes of the building are as follows:-

Accommodation	Floor Finishes
Workshop Area	Cement render
Spare Part / Store Room	Cement render
Prayer Room	Wall to wall carpet
Toilets	Ceramic tiles
Canteen	Ceramic tiles

The approximate gross floor area of the subject building is as follows:-

Main floor area	3,552 square feet
Ancillary floor area	484 square feet
Gross floor area	**4,036 square feet**

c) **Laboratory & Control Building**

This is a double-storey building constructed of reinforced concrete framework with brick infill rendered externally and plastered internally supporting a reinforced concrete flat roof. The floors are constructed of reinforced concrete slabs.

The entrances to laboratory and MCC room are secured with fire rated doors and plywood flush doors. The entrance to the control room is secured with a plywood flush door. Other doors within the building are of plywood flush doors and metal roller shutter.

The windows are of aluminium sliding glass, top hung windows and fixed metal louvres.

The ceilings of the building comprise suspended ceiling with fibreboard panels and plastered concrete ceiling.

The accommodation layout and floor finishes of the building are as follows:-

Accommodation	Floor Finishes
Laboratory	Vinyl tiles
MCC & UPS room	Cement render
Control room	Raised platform
Rack room	Raised platform
Pantry	Ceramic tiles
Prayer Room	Wall to wall carpet
Toilet	Ceramic tiles

The internal walls of the building are generally plastered except for the toilet, which are lined with ceramic wall tiles.

Vertical elevation within the building is by means of a reinforced concrete staircase.

The approximate gross floor area of this building is 4,182 square feet.

d) **TNB Substation**

This is a single-storey building constructed of reinforced concrete framework supporting a reinforced concrete flat roof. The walls are constructed of plastered brick walls while the floor is constructed of reinforced concrete slabs finished with cement rendering throughout.

The building is secured with metal louvred doors. The windows are of fixed metal louvres.

Located within the TNB substation is the gen-set room, MSB room, transformer room, switchgear room, TNB room, LPC room and cylinder room.

The approximate gross floor area of this building is 3,699 square feet.

e) **Chemical Storage Room**

This is a single-storey building constructed of reinforced concrete framework with brick infill rendered externally and plastered internally supporting a metal deck roof. The floor is constructed of reinforced concrete slabs.

The entrance to the building is secured with metal roller shutters. The windows are of fixed metal louvres.

The approximate gross floor area of this building is 775 square feet.

f) **Boiler House**

This is an open sided structure constructed of steel framework supporting a metal deck roof. The floor is constructed of reinforced concrete slabs.

The structure has a floor to eaves height of about 23 feet.

The approximate gross floor area of this building is 2,309 square feet.

g) **Firewater Pump Shed**

This is an open sided structure constructed of steel framework supporting a metal deck roof. The floor is constructed of reinforced concrete slabs.

The approximate gross floor area of this building is 743 square feet.

h) **Loading/Unloading Bay Station**

This is an open sided structure constructed of steel framework supporting a metal deck roof. The floor is constructed of reinforced concrete slabs.

The approximate gross floor area of this building is 5,005 square feet.

i) **Transfer Pump Shed**

This is an open sided structure constructed of steel framework supporting a metal deck roof. The floor is constructed of reinforced concrete slabs.

The approximate gross floor area of this building is 1,828 square feet.

j) **Guard House**

The guard house is constructed of reinforced concrete framework with brick infill rendered externally and plastered internally supporting a metal deck roof. Attached to the guard house is a toilet.

The floors are constructed of reinforced concrete slabs finished with cement rendering throughout except for the toilet, which is laid with ceramic floor tiles. The doors are of plywood flush doors whilst the windows are of aluminium casement glass and top hung windows.

The ceilings are of suspended ceiling with fibreboard panels.

The internal walls of the building are generally plastered except for the toilet, which are lined with ceramic wall tiles.

The approximate gross floor area of the guard house is 129 square feet.

k) **Refuse Compartment**

This is a single-storey building constructed of reinforced concrete framework with brick infill rendered externally and plastered internally supporting a reinforced concrete flat roof. The floor is constructed of reinforced concrete slabs.

On the date of inspection, the refuse compartment is yet to be completed. The windows and doors are yet to be installed and the floor is yet to be tiled with heavy duty ceramic floor tiles.

The approximate gross floor area of this building is 234 square feet.

The photographs of the buildings and floor plans are attached in Appendix A and Appendix C respectively.

9. PLANNING PROVISION

The subject property is located in an area zoned for industrial use.

10. REPAIRS & MAINTENANCE

The subject buildings are in a fair state of repairs and maintenance.

11. OCCUPANCY

The subject property is occupied by Plant Biofuels Corporation Sdn Bhd on the date of inspection.

12. PUBLIC SERVICES

Mains water, electricity and telephone lines are connected to the subject property.

Public transport in the form of buses and taxis is available along the main road.

Local services are provided by the local authority.

13. METHOD OF VALUATION

In arriving at the Market Value of the land, buildings and infrastructure of the subject property, we have adopted the Cost Method of Valuation as the subject property is a purpose-built industrial property.

14. COST METHOD OF VALUATION

The Cost Method involves the summation of the land value and replacement cost of the building. The land value is derived by the usual Comparison Method. The replacement cost is derived from the estimated current replacement cost less depreciation for various factors. The summation of the land value and depreciated replacement cost, if any, of the building then represents the final value of the subject property.

In arriving at the land value we have, amongst others, considered the following transactions:-

i) PT 12466 and PT 12467, Gebeng Industrial Estate, Mukim Sungai Karang, District of Kuantan, Pahang Darul Makmur

The land comprises two parcels of vacant industrial land with a total land area of 2,771,169 square feet (i.e. 63.617 acres). It was transacted on 5th March, 2007 for a total consideration of RM15,632,311/-. The land value is analysed at RM5.64 per square foot.

The vendor of the property is Perbadanan Kemajuan Negeri Pahang while the purchaser is Petronas Assets Sdn. Bhd.

We note that this comparable has a much larger land area than the subject property. Hence, we have made the appropriate adjustment on the size of the comparable.

ii) SL 294 (Lot 10772/294), Gebeng Industrial Estate, Mukim Kuala Kuantan, District of Kuantan, Pahang Darul Makmur

This is a piece of vacant industrial land with a land area of 23,670 square feet. It was transacted on 5th March, 2007 for a consideration of RM331,381/-. The land value is analysed at RM14.00 per square foot.

The vendor of the property is Kin Kee Properties Sdn Bhd while the purchaser is Jingyun Enterprise Sdn Bhd.

We note that this comparable has a much smaller land area than the subject property. Hence, we have made the appropriate adjustment on the size of the comparable.

iii) PT 7449, Gebeng Industrial Estate, Mukim Sungai Karang, District of Kuantan, Pahang Darul Makmur

This is a piece of vacant industrial land with a land area of 2,413,699 square feet (i.e. 55.41 acres). It was transacted on 29th November, 2005 for a consideration of RM15,000,000/-. The land value is analysed at RM6.21 per square foot.

The vendor of the property is Amanah Saham Pahang Berhad while the purchaser is Lembaga Kemajuan Tanah Persekutuan.

We note that this comparable has a much larger land area than the subject property. Hence, we have made the appropriate adjustment on the size of the comparable.

iv) Lot 38 (Lot 8942), Jalan Gebeng 1/10, Gebeng Industrial Estate, Kuantan, Pahang Darul Makmur

This is a piece of vacant industrial land with a land area of 26,081 square feet. It was transacted on 10th October, 2005 for a consideration of RM400,000/-. The land value is analysed at RM15.34 per square foot.

The vendor of the property is Fonco Engineering Corporation Sdn Bhd while the purchaser is Shineworld Resouces Sdn Bhd.

We note that this comparable has a much smaller land area than the subject property. Hence, we have made the appropriate adjustment on the size of the comparable.

v) PT 10850, Gebeng Industrial Estate, Mukim Sungai Karang, District of Kuantan, Pahang Darul Makmur

This is a piece of vacant industrial land with a land area of 122,838 square feet. It was transacted on 10th January, 2004 for a consideration of RM958,146/-. The land value is analysed at RM7.80 per square foot.

The vendor of the property is Astral Realty Sdn Bhd while the purchaser is Kilang Isi Sawit Sin Huat Hin Sdn Bhd.

We note that this comparable has a much smaller land area than the subject property. Hence, we have made the appropriate adjustment on the size of the comparable. However, this comparable was transacted in year 2004.

15. DETAILS OF CALCULATION BY COST METHOD OF VALUATION

Details of the calculation by Cost Method of Valuation are attached in Appendix D.

16. VALUATION

Based on the foregoing premises, we assess the subject property with vacant possession and free from encumbrances at values as shown on the first page of this valuation report.

APPENDIX A

PHOTOGRAPHS

LOCATION PLAN

SITE PLANS

SITE LAYOUT PLAN



VIEW OF THE SUBJECT PROPERTY FROM JALAN GEBENG 2/3
08/22103



VIEW OF THE SUBJECT PROPERTY FROM JALAN GEBENG 2/5
08/22103

VPC
MALAYSIA



VIEW OF THE SUBJECT PROPERTY
08/22103



VIEW OF THE SUBJECT PROPERTY
- COOLING TOWER AREA -
08/22103

VPC
MALAYSIA

VPC
MALAYSIA



VIEW OF THE SUBJECT PROPERTY
- BOILER HOUSE -
08/22103



VIEW OF THE SUBJECT PROPERTY
- ADMINISTRATION BUILDING -
08/22103



VIEW OF THE SUBJECT PROPERTY
- TRANSFER PUMP SHED -
08/22103



VIEW OF THE SUBJECT PROPERTY
- WORKSHOP -
08/22103



VIEW OF THE SUBJECT PROPERTY
- LABOTORY & CONTROL BUILDING -
08/22103



VIEW OF THE SUBJECT PROPERTY
- CHEMICAL STORAGE ROOM -
08/22103



VIEW OF THE SUBJECT PROPERTY
- LOADING & UNLOADING BAYS -
08/22103



VIEW OF THE SUBJECT PROPERTY
- FIREWATER PUMP SHED -
08/22103



VIEW OF THE SUBJECT PROPERTY
- WASTE WATER TREATMENT PLANT -
08/22103



VIEW OF THE SUBJECT PROPERTY
- MSB & TNB SUBSTATION -
08/22103



VIEW OF THE SUBJECT PROPERTY
- GUARD HOUSE -
08/22103



VIEW OF THE SUBJECT PROPERTY
- REFUSE COMPARTMENT -
08/22103

VPC
MALAYSIA



TERENGGANU
PAHANG
NEGERI SEMBILAN
SOUTH CHINA SEA
TAMAN NEGARA
Gunung Tahan
Kuala Lipis
Raub
Fraser's Hill
Genting Highlands
Bukit Tinggi
Karak
Bentong
Mentakab
Temerloh
Jengka
Kg. Cenih
Kg. K. Tahan
Kg. Pagar Sasak
Gunung Tapis Park
S. Lembing
Pancing
KUANTAN
Beserah
Balok
Kg. Batu Hitam
Tg. Gelang
Kg. S. Ular
Kg. Cerating
Cherating
Teluk Chempedak
Tg. Tembeling
Kg. Tg. Lumpur
Sungai Pandan Waterfalls
Padang Geruda
Gambang
Kg. Gelugur
Berkelah Waterfalls
Gunung Senyum Caves
Kota Gelanggi
Jerantut
Kg. P. Mangsuk
Maran
Kg. Senggora
Kg. Awah
Kg. Temiang
Kg. Lubuh Paku
Kg. K. Chini
Tasik Chini
Kg. Batu Balik
Kg. Terlang
Kg. Temai Hilir
State Museum
Pekan
Kg. Hulu Air Hitam
Kg. S. Miang
Kg. K. Penur
Pahang Silk Weaving Centr
K. Pahang
P. Syed Hassa
Tioman Islands
P. TIOMAN
Kg. Tg. Batu
Kg. Beluru
Nenasi
Kg. Aur
Muadzam Shah
Bt. Ibam
Tasik Bera
Tasik Dampar
Kg. Bt. Serok
Mercung
Kg. Gading
Kg. Leban Condong
K. Rompin
K. Pontian
Kg. Mengkarak
Kg. Jelam
Kg. Kertau
Kg. Cerang
Mancis
Lancang
Kg. Dong
Kg. Damak
Benta
Kg. Tg. Besar
Kg. Pagar
Empang Jaleh
Gua Sai
Kg. K. Kecau
Kg. K. Kenung
Kg. Lembah Bilut
Kg. Asap
Kg. Camang
Kg. Benus
Janda Baik
SEREMBAN
KUALA LUMPUR

LOCATION PLAN

(NOT TO SCALE)

VPC
MALAYSIA


N
Project Site
Kuantan Port
TERENGGANU
LEGEND
GEBENG PHASE I (700 Acres)
GEBENG PHASE II (1,400 Acres)
GEBENG PHASE III (4,000 Acres)
Note: 1 Acre = 0.40469 Hectares

SITE PLAN

(NOT TO SCALE)



THE ROADS IN KAMASAN PERINDUSTRIAN GEBENG II
SIMPANAN JALAN 100'
122A
(11.00 ek)
122
(16.75 ek)
KANEKA
108° 24' 00"
124.312
67.295
83.741
142.381
305.968
149.320
175.738
380.033
126° 32' 40"
177.803
377.287
202.927
189° 53' 30"
84° 06' 40"
85.950
122A
1272
EASTMAN
PETRONAS
SPEED CONCRETE
A.M.O
AMC
U.L.P
STM
SUNGAI
BALUK
DARI KUANTAN

SITE PLAN

(NOT TO SCALE)


LEGEND
FUTURE
PIPE SLEEPER
TRUCK
PIPE BRIDGE
TRAFFIC FLOW
GRASS
FENCE
CONCRETE PAVEMENT
Existing Gas Pipeline
Chain Link Fence
Dari Gebeng
BIO-DIESEL PLANT (FUTURE)
GLYCERINE REFINERY
PRE-TREATMENT PLANT
WASTE WATER TREATMENT
CONTROL ROOM & LAB 1ST FLOOR
GAS PETRONAS RESERVE LAND 5.3M
206885

SITE LAYOUT PLAN

(NOT TO SCALE)

APPENDIX B

SALE AND PURCHASE AGREEMENT OF LAND

LETTER FROM PERBADANAN KEMAJUAN NEGERI PAHANG

DATED THIS 7TH DAY OF NOVEMBER ,2006

****

BETWEEN

PERBADANAN KEMAJUAN NEGERI PAHANG
(Vendor)

AND

PLANT BIOFUELS CORPORATION SDN BHD
(Purchaser)

****

SALE AND PURCHASE AGREEMENT

****

RL/SPA/Plant Biofuels/PKNP/2006

AN AGREEMENT made this 7th day of November, 2006

BETWEEN

[1] **PERBADANAN KEMAJUAN NEGERI PAHANG**, a corporation incorporated under the Pahang State Development Corporation Enactment 1965 and having its place of business at 16th Floor, Kompleks Teruntum, Jalan Makhota, 25000 Kuantan, Pahang Darul Makmur ("the Vendor") of the one part;

AND

[2] **PLANT BIOFUELS CORPORATION SDN BHD** (formerly known as Cergas Kenali Sdn Bhd)(Company No.625499-X), a company incorporated in Malaysia under the Companies Act, 1965 and having its place of business at Lot 217, 1st Floor, FAS Avenue, No. 1, Jln Perbandaran Kelana Jaya, 47301 Petaling Jaya ("the Purchaser") of the other part.

(collectively, "Parties" and individually "Party").

WHEREAS:-

[A] The State Exco of the State of Pahang Daul Makmur had approved the alienation of a piece of 99 year leasehold land in the Mukim of Sungai Karang, Daerah Kuantan and State of Pahang Darul Makmur ("the said Land") to the Vendor for the development of the said Land into an industrial park known as "Gebeng Industrial Park" ("the said Industrial Park").

[B] The issue document of title to the said Land has not been issued.

[C] The category of land use of the said Land is "Industry".

[D] There is a restriction-in-interest on the said Land in that the said Land shall not be transferred, charged, leased, sub-leased or otherwise in any manner dealt with or disposed of without the written sanction of the relevant authority.

[E] Todate, individual issue documents of title have not been issued by the relevant authorities for the individual lots comprised in the said Land.

[F] The Vendor has agreed to sell the Purchaser and the Purchaser has agreed to purchase from the Vendor all that piece of land measuring approximately 11 acres which is delineated in green in the layout plan annexed hereto as Appendix 1 ("the said Lot") located as a lot in the said Land free from all charges, caveats, liens, options and other encumbrances whatsoever and with vacant possession for the consideration and upon the terms and conditions herein contained.

[G] The Purchaser intends to construct a biofuel plant on the said Lot for the purpose of producing biodiesel ("the said Plant").

[H] The Purchaser intends to apply to a bank or financial institution ("the Purchaser's Financier") for a loan ("the said Loan") to complete the purchase of the said Lot.

<u>NOW THIS AGREEMENT WITNESSETH</u> as follows:-

1. <u>SALE AND PURCHASE</u>

In consideration of the sum of Ringgit Malaysia Four Hundred and Ten Thousand Two Hundred Eighty One and Sen Fifteen (RM410,281-15) only ("the Deposit Sum") to be paid to the Vendor as deposit (the receipt of which the Vendor hereby acknowledges), the Vendor hereby agreed to sell and the Purchaser hereby agreed to purchase the said Lot from the Vendor at the total purchase price of **Ringgit Malaysia Four Million One Hundred and Two Thousand Eight Hundred Eleven and Sen Forty Six (RM4,102,811-46)** only **("the Purchase Price")** based on the price of RM8.55 per sq. ft. free, from all charges, caveats, liens, options and other encumbrances whatsoever and with vacant possession and upon the terms and subject to the conditions hereinafter contained.

1.2 The Vendor confirms that the Purchase Price shall be inclusive of the sum of Five Thousand Nine Hundred and Ninety Three and Sen Forty Six (RM5,993-46) only being the premium payable for roads in the said Industrial Park.

2. <u>PAYMENT OF BALANCE PURCHASE PRICE</u>

2.1 The balance of the Purchase Price amounting to Ringgit Malaysia Three Million Six Hundred Ninety Two Thousand Five Hundred Thirty and Sen Thirty One (RM3,692,530-31) only (hereinafter referred to as "the Balance Purchase Price") shall be paid by the Purchaser to the Vendor in the manner as set out in Appendix 2 hereto if no bank loan is taken by the Purchaser or in the manner as set out in Appendix 3 if a bank loan is taken by the Purchaser.

2.2 If the Purchaser fails to pay the Balance Purchase Price as stipulated in Clauses 2.1 and 2.2 hereof, then the Purchaser shall pay to the Vendor interest on late payment of the relevant outstanding portion of the Balance Purchase Price at the rate of eight per centum (8%) per annum calculated on a daily basis from the due date to the date of actual payment thereof.

3. <u>DOCUMENTATION RELATING TO BANK LOAN</u>

3.1 In the event that the Purchaser shall obtain the said Loan from the Purchaser's Financier to finance the completion of the purchase of the said Lot, the Parties hereby that for the

purpose of expediting the release of the said Loan, the Vendor shall within thirty (30) working days upon receipt of the letter from the Purchaser's Financier's solicitors, forward or cause to be forwarded its letter addressed directly to the Purchaser's Financier that:-

(a) The Vendor shall consent to the assignment of all the Purchaser's rights, title and interest in this Agreement to the Purchaser's Financier as security for the said Loan;

(b) The Vendor shall furnish such other undertakings that are commonly furnished to lenders for a transaction of such nature; and

(c) The Vendor shall undertake to refund the amount of the said Loan to the Purchaser's Financier in the event that the Memorandum of Transfer in favour of the Purchaser cannot be registered at the relevant land office resulting in the charge in favour of the Purchaser's Financier cannot be registered thereat.

Subject Always to the Purchaser paying a sum of Ringgit Five Hundred (RM500.00) to the Vendor as the Vendor's administrative fee for the above purpose.

3.2 The Vendor hereby agrees to execute and do all such further reasonable and relevant deeds, assurances, acts and things as may be required by the Purchaser's Financier including, without limitation, the supply of all relevant documents and information as may be necessary to assist the Purchaser in the release of the said Loan to the Vendor.

3.3 The Vendor hereby agrees to do the above subject to the following conditions:-

(a) The Purchaser shall have obtained the prior written consent of the Vendor PROVIDED THAT such consent will be given if the Purchaser has complied with Clause 3.3(b) and (c) below.

(b) Prior to consent being granted by the Vendor, the Purchaser shall have procured a written undertaking from the Purchaser's Financier to the effect that the Purchaser's Financier undertakes to pay if full the balance of the Purchase Price in accordance with Appendix 3 of this Agreement direct to the Vendor.

(c) The Purchaser has paid the difference between the loan sum and the Purchase Price to the Vendor.

4. <u>REPRESENTATIONS AND WARRANTIES BY VENDOR</u>

4.1 The Vendor hereby represents and warrants to the Vendor as follows:-

(a) The Vendor has obtained all approvals from all relevant authorities in respect of zoning, land and other matters relating thereto for the said Industrial Park;

(b) The Vendor shall construct the necessary local infrastructures to enable owners of the individual lots to have road access, access to water and electricity supply and sewerage facilities;

(c) The Vendor is the legal and beneficial owner of the said Lot and until the date the Purchaser is registered as the legal owner of the said Lot, the said Lot shall be free from all charges, caveats, liens, options and other encumbrances whatsoever;

(d) The size of the said Lot is approximately 11 acres;

(e) The land tenure of the said Lot is 99 year leasehold;

(f) The category of land use of the said Lot is "Industry";

(g) The Vendor confirms that in accordance with the concept plan of the said Industrial Park, the conditions of land use for the said Lot will not prohibit the Purchaser's construction and operation of the said Plant thereon;

4.2 If any of the representations and warranties by the Vendor are otherwise untrue or incorrect in any material respect, the Purchaser be entitled by notice in writing to the Vendor to rescind this Agreement, but failure to exercise this right shall not constitute a waiver of any other rights of the Purchaser under the law. In the event of rescission of this Agreement by the Purchaser under this provision, the Vendor shall forthwith refund to the Purchaser all monies paid by the Purchaser towards account of the Purchase Price within thirty (30) working days upon receipt of written notice from the Purchaser.

5. PURCHASER'S OBLIGATIONS

The Purchaser hereby expressly represents, warrants to and undertakes with PKNP as follows:

(a) The Purchaser shall pay the balance Purchase Price at the times and in the manner prescribed in Clauses 2.1, 22 and 2.3 hereof;

(b) The Purchaser shall dispose all industrial wastes, rubble and any other waste or useless aggregates whatsoever ("the Said Disposal") in a manner conforming to the laws, by laws and regulations of the Ministry of Natural Resources and Environment, Local Municipal Council and any other appropriate authorities subject to Clause 5 (iii) and (iv) hereof, the Said Disposal shall not in any way be disposed of in a manner as to pollute any river, waterway, reservoir or the atmosphere and shall be done in a manner that would not expose a risk of injury or damage to the life or health of any human being;

(c) The Purchaser shall comply with the provisions of all applicable laws, by laws or regulations governing and/or affecting the Said Lot and to first obtain the written approval from the appropriate authority for the operations of the buildings and infrastructure works construed thereon;

(d) The Purchaser shall submit its proposed development and construction plans and seek the Vendor's consent prior to forwarding the plan to the relevant authority for its

approval until the date the Purchaser is registered as the proprietor of the Said Lot. The commencement of the construction of the development works shall be carried out by the Purchaser immediately upon the approval of the said plans and specification. Thereafter the Purchaser shall furnish the Vendor with reports of the progress of the said construction and grant the Vendor the right to enter and to view at any time, for the purpose of the co-ordination with the relevant authority. The Purchaser shall indemnify the Vendor against all claims, actions and demands, if any, in the event the Purchaser fail to comply with any of the requirement;

(e) All roads and access ways and infrastructures within the Said Lot shall be constructed by the Purchaser at its own cost and expense in accordance with the approved plans, methods and specifications of the appropriate authorities;

(f) The Purchaser shall not do or permit anything to be done in or about the Said Lot or any part thereof which may cause nuisance, annoyance, damage or inconvenience to other purchasers (neighbouring lots);

(g) Prior to the Purchaser being registered as the registered proprietor of the Said Lot, the Purchaser shall not transfer, charge or assign the rights duties and obligations under this Agreement without the written consent of the Vendor (but which consent shall not be unreasonably withheld) and in which event the costs and expenses of such transfer or assignment and the Vendor's administrative costs for such transfer or assignment shall be borne by the Purchaser.

6. VACANT POSSESSION

The Vendor agrees that it will deliver vacant possession of the said Lot to the Purchaser after execution of this Agreement to enable the Purchaser to proceed with the construction of the said Plant PROVIDED THAT the Deposit Sum is paid to the Vendor and the Purchaser has written to the Vendor to request for vacant possession to enable the Purchaser to proceed with the construction of the said Plant and agrees to indemnify the Vendor against any claims made on the Vendor by reason of any default by the Purchaser in relation to the construction works of the said Plant on the said Lot.

7. POWER OF ATTORNEY

The Vendor will not grant any power of attorney to the Purchaser. However, the Vendor agrees that it shall, within seven (7) working days (or any extension of time requested by the Vendor and agreed by the parties) upon receipt of the relevant application forms from the Purchaser, sign all the necessary application forms to be submitted to the relevant authorities for their approvals for the construction and operation of the said Plant and all ancillary matters in connection therewith. The Vendor recognizes that time is of essence to the Purchaser and agrees to assist the Purchaser in this regard to enable the Purchaser to proceed with the construction of the said Plant. If for any reason the Vendor did not sign all the necessary application forms within seven (7) working days (or any extension of time requested by the Vendor and agreed by the parties) upon receipt of the relevant application forms from the Purchaser, the Vendor shall grant a power of attorney

to the Purchaser to enable the Purchaser to proceed without any delay to the submissions to the relevant authorities for the construction and operation of the said Plant.

8. **POSITION AND AREA OF THE SAID LOT**

The position of the said Lot in relation to the other lots shown in the layout plan in the said Industrial Park and the measurements, boundaries and area of the said Lot as given therein are believed to be correct and if the measurements, boundaries and area of the said Lot shown in the layout plan shall be different from its measurements, boundaries and/or area as shown in the Layout Plan shall be different from its measurements, boundaries and/or area as shown in the issue document of title when issued, the purchase price of the said Lot calculated at the rate of Ringgit Malaysia Eight and Sen Fifty Five (RM8.55) only per square feet shall be adjusted accordingly. Any payment resulting from the adjustment and required to be paid by the Vendor or the Purchaser, as the case may be, shall be so paid within thirty (30) working days of the issuance of the issue document of title to the said Lot. It is expressly agreed and declared that no discrepancy or inaccuracy in the area of the said Lot shall annul the sale of the Said Lot provided that such discrepancy or inaccuracy exceeds 5% of 11 acres.

9. **DEFAULT BY PURCHASER**

9.1 In the event the Purchaser neglects to pay the Balance Purchase Price and such breach is not remedied within thirty (30) days of receipt of notice from the Vendor demanding payment, the Vendor shall be at liberty to terminate this Agreement by notice in writing to the Purchaser whereupon the Deposit paid pursuant to Clause 1 hereof shall be forfeited by the Vendor and the Vendor shall within sixty (60) days of the notice refund all other monies paid by the Purchaser towards the Purchase Price free of interest to the Purchaser whereupon this Agreement shall cease and be of no further effect and neither party shall have any claim whatsoever against the other save and except for any antecedent breach. The Purchaser shall in such event bear all of the Vendor's costs of and incidental to the above termination and the enforcement of the Vendor's rights herein including its solicitor's costs and fees on a solicitor and client basis.

9.2 In the event the Purchaser fails to perform or observe any of the covenants or warranty as specified in the Agreement and such breach is not remedied within thirty (30) days of receipt of notice from the Vendor, the Vendor shall be entitled to terminate this Agreement by notice in writing to the Purchaser whereupon the Deposit paid pursuant to Clause 1 hereof shall be forfeited by the Vendor and the Vendor shall within sixty (60) days from the date of termination refund all other monies paid by the Purchaser towards the Purchase Price free of interest to the Purchaser whereupon this Agreement shall cease and be of no further effect and neither party shall have any claim whatsoever against the other save and except for any antecedent breach. The Purchaser shall in such event bear all of the Vendor's costs of and incidental to the enforcement of the Vendor's rights herein including its solicitors' costs and fees on a solicitor and client basis.

10. DEFAULT BY VENDOR

In the event of the Vendor shall refuse to sell the said Lot to the Purchaser free from all encumbrances whatsoever or refuse to deliver vacant possession in accordance with the provisions of this Agreement, the Purchaser shall give notice to the Vendor to remedy such breach within thirty (30) working days from the date of such notice and if the Vendor shall fail to remedy or cause such breach to be remedied after the expiry of the said period, then, the Purchaser shall be entitled to terminate this Agreement whereupon the Purchaser shall be entitled either to take such action as may be available to the Purchaser at law to enforce specific performance of this Agreement against the Vendor or alternatively to terminate this Agreement and the Vendor shall refund all monies paid by the Purchaser to the Vendor under this Agreement and to claim such damages as may be awarded by the Court.

11. NON-OBTAINMENT OF EIA APPROVAL

In the event of the approval by the relevant authorities for the Enviromental Impact Assessment (EIA) in relation to the said Plant cannot be obtained by the Purchaser, then, the Purchaser shall be entitled to terminate this Agreement whereupon the Vendor shall refund all monies paid by the Purchaser to the Vendor under this Agreement within thirty (30) working days from the date of the notice from the Purchaser.

12. GOVERNMENT ACQUISITION

12.1 The Vendor hereby warrants to the Purchaser that as at the date of execution of this Agreement, the Vendor has no knowledge nor has any reason to believe that the said Lot or any part thereof has been acquired or is subject to acquisition or that any advertisement in the Government Gazette of such intention has been published pursuant to the Land Acquisition Act, 1960. In the event that the Vendor shall be served with any notice of acquisition or intended acquisition of the said Lot or any part thereof by any governmental, statutory, urban or municipal authority at any time after the date hereof, prior to the completion of the sale and purchase of the said Lot herein, the Vendor shall notify the Purchaser of the same.

12.2 Upon receipt of the notice from the Vendor referred to in Clause 11.1 hereof, the Purchaser shall be entitled to the following options:-

(a) either to terminate this Agreement by giving written notice to the Vendor whereupon the Vendor shall refund all monies paid hereunder free of interest, subject to the Purchaser redelivering vacant possession to the said Lot to the Vendor; or

(b) elect to complete the purchase of the said Lot and notwithstanding any acquisition of any part thereof whereupon the Vendor shall immediately notify the acquiring authority of this Agreement and the Purchaser's interest in the said Lot and subject to the Purchaser's compliance with the terms of this Agreement and payment of the Balance Purchase Price, the Purchaser shall be entitled to receive all compensation monies and to appear and attend at such enquiry or

hearings either in the name of the Vendor or in the name of the Purchaser and all compensation monies received by the Vendor shall be held in trust for the Purchaser and shall be released to the Purchaser forthwith upon receipt of the same. The Vendor shall do all acts and execute and sign all documents and things on its part necessary or expedient to enable the Purchaser to obtain such compensation monies.

13. DELIVERY OF ISSUE DOCUMENT OF TITLE AND EXECUTION OF MEMORANDUM OF TRANSFER

13.1 The Vendor hereby covenants with the Purchaser that it shall as soon as reasonably practicable, procure the issuance of the individual document of title to the said Lot from the appropriate authorities and shall transfer the legal ownership of the said Lot to the Purchaser upon full payment of the Purchase Price inclusive of any interest accrued (if any).

13.2 Upon issuance of the individual issue document of title to the said Lot by the relevant authorities and provided that the Purchaser has complied with all the terms and conditions herein contained, the Vendor shall forthwith deliver the same to the Purchaser or its solicitors and shall execute a valid and registrable Memorandum of Transfer in favour of the Purchaser to enable the Purchaser to present the same for registration at the relevant land office. The Purchaser shall bear the stamp duty on the Memorandum of Transfer and the registration charges at the relevant land office.

13.3 Notwithstanding the restriction-in-interest on the issue document of title to the said Lot in that the said Lot cannot be transferred without the written consent of the relevant authorities, the Vendor confirms that it has been granted an exemption by the relevant authorities to procure such approval for all the lots in the said Land. Accordingly, if requested by the relevant authorities, the Vendor shall furnish a certified true copy of the letter of exemption to the Purchaser to enable the Purchaser to present the Memorandum of Transfer for registration at the relevant land office.

13.4 The Vendor shall promptly furnish the quit rent receipt and such other documents as are necessary to enable the Purchaser to present the Memorandum of Transfer and the Purchaser's Financier to present the first legal charge for registration at the relevant land office. The quit rent, assessment and all other outgoings shall be borne by the Purchaser.

13.5 In the event that the Memorandum of Transfer in favour of the Purchaser or its nominees or lawful assigns cannot be registered for any reason whatsoever save and except for any default, wilful neglect, omission or blameworthy conduct on the part of the Vendor or the Purchaser, the Vendor shall on being requested by the Purchaser in writing immediately refund to the Purchaser all monies paid by the Purchaser to the Vendor under this Agreement within sixty (60) days of such request and on receipt of such sums this Agreement shall terminate and cease to be of any further effect and neither party shall have any further claims against each other save and except for any antecedent breach.

14. CONDITION OF THE SAID LOT

The Purchaser hereby confirm and declare that the Purchaser has inspected the said Lot and is satisfied with the condition, state, nature and character of the same and the Vendor hereby covenants with the Purchaser that the said Lot shall be in substantially the same condition, state, nature and character from the date of inspection thereof by the Purchaser up to the date of execution of this Agreement.

15. APPORTIONMENT OF OUTGOINGS

All quit rent, assessments, rates and other outgoings (if any) payable in respect of the said Lot shall be apportioned as at the date of this Agreement and any sum found due by one Party to the other Party by virtue of such apportionment shall be paid on such date.

16. NOTICES

Any notice or communication under or in connection with this Agreement shall be in writing and shall be delivered personally, or by post, telex, cable or facsimile to the addressed given in this Agreement or at such other address as the recipient may have notified to the other party hereto in writing. Proof of posting or despatch of any notice or communication by one party shall be deemed to be proof of receipt.

16.1 in the case of personal delivery, at the time of delivery;

16.2 in the case of a letter, on the fifth (5th) day after posting;

16.3 in the case of a telex or cable, on the day immediately after transmission;

16.4 in the case of a facsimile, on the day immediately after transmission PROVIDED THAT the sender has received an answer back confirmation and has sent a copy by post confirming the facsimile transmission.

17. MISCELLANEOUS PROVISIONS

17.1 This Agreement and the schedules hereto constitute the entire agreement between the parties and supersede all negotiations, commitments, agreements and writing prior to the date hereof relating to the subject matter hereof. No waiver, modification or amendment to this Agreement shall be effective unless made in writing and duly signed by each of the parties hereto.

17.2 Time wherever mentioned shall be deemed to be of the essence of the Agreement.

17.3 Knowledge or acquiescence by either party hereto of or in any breach of any of the terms, conditions or covenants herein contained shall not operate as or be deemed to a waiver of such terms, conditions or covenants or any of them and notwithstanding such knowledge or acquiescence, each party hereto shall be entitled to exercise their respective

rights under this Agreement and to require strict performance by the other party of the terms, conditions and covenants herein.

17.4 This Agreement shall be governed by and construed in accordance with the laws of Malaysia. In relation to any legal action or proceedings arising out of or in connection with this Agreement, the parties hereby irrevocably submit to the jurisdiction of the courts of Malaysia.

17.5 Each Party shall bear its own solicitors cost. The stamp duty in connection with this Agreement shall be borne and paid by the Purchaser.

17.6 The warranties, undertakings and obligations given hereunder or undertaken herein shall survive the completion of the sale and purchase and shall continue hereafter to subsist for so long as to give full effect to the provisions of this Agreement.

17.7 This Agreement shall be binding upon the successors-in-title of the Parties.

17.8 The headings and sub-headings in this Agreement are inserted merely for convenience of reading and are to be ignored in the construction of this Agreement.

17.9 In this Agreement, unless the context otherwise requires:

(a) Words importing the masculine includes the feminine and neuters gender.

(b) Words denoting the singular includes the plural and vice versa.

(c) References to Recitals, Clauses and Schedules are to be construed as references to Recitals, Clauses and Schedules of this Agreement.

(d) References to the provisions of any legislation include a reference to any statutory modification and re-enactment thereof.

(e) References in this Agreement or any other instrument is a reference to this Agreement or that other instrument as amended, varied, novated or substituted from time to time.

(f) No rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this Agreement or any part of it.

****

[REMAINER OF PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Purchaser and the Vendor have set their hands the day and year first abovewritten.

THE VENDOR

Signed by)
)
for and on behalf of)
PERBADANAN KEMAJUAN)
NEGERI PAHANG)
in the presence of:-)

PERBADANAN KEMAJUAN NEGERI PAHANG

Haji Ahmad Sabri Bin Hussin, AMP.
Pengurus Industri
I/C No: 580819-06-5291

Dato' Hj Abdul Rahim Mohd Ali, DIMP.,SMP.,AMP.
Tim. Ketua Eksekutif
I/C No: 570716-01-6381

NORASKIN BINTI JAMALUDIN
PENASIHAT UNDANG-UNDANG
PERBADANAN KEMAJUAN NEGERI PAHANG

THE PURCHASER

Signed by DATO' AHMAD FAIZAL)
BIN DATO' JAAFAR)
for and on behalf of)
PLANT BIOFUELS CORPORATION)
SDN BHD in the presence of:-)

LIM MENG KOON
IC NO. 621001-10-7179

APPENDIX 1

LAYOUT PLAN OF THE SAID LOT


Jualan Lot 122A (11.00 Ekar) di Kawasan Perindustrian Gebeng II
Kepada PLANT BIOFUELS CORPORATION SDN BHD.
SUNGAI
BALOK
PETRONAS
SPEED CONCRETE
PELAN



THE ROADS IN
KAWASAN PERINDUSTRIAN
GEBENG II
SIMPANAN TALIAN HANTARAN ELEKTRIK 2 RANTAI
SIMPANAN JALAN 100'
108° 24' 00"
124.512
67.295
154° 08' 40"
83.741
40"
142.281
48'
39°
175.738
122A
(11.00 ek)
125° 50' 2"
305.968
149.320
64° 08' 40"
85.950
122
(16.75 ek)
30"
380.033
128° 32' 40"
177.803
53'
377.287
KANEKA
199° 53' 30"
202.927
199°

APPENDIX 2

PAYMENT SCHEDULE FOR THE PURCHASE PRICE
(IF NO BANK LOAN)

Time-Lines For Payment	%	RM
On the date of this Agreement	10	410,281.15
Three (3) months after signing of this Agreement	10	410,281.15
Six (6) months after signing of this Agreement	20	820,562.29
Ten (10) months after signing of this Agreement	20	820,562.29
Fourteen (14) months after signing of this Agreement	20	820,562.29
Eighteen (18) months after signing of this Agreement	20	820,562.29
Total	100	4,102,811.46

APPENDIX 3

PAYMENT SCHEDULE FOR THE PURCHASE PRICE
(IF BANK LOAN IS TAKEN)

IF BANK LOAN IS 80% OF PURCHASE PRICE

Time-Lines For Payment	%	RM
On the date of this Agreement	10	410,281.15
Three (3) months after signing of this Agreement	10	410,281.15
Six (6) months after signing of this Agreement	80	3,282,249.16
Total	100	4,102,811.46

IF BANK LOAN IS 90% OF PURCHASE PRICE

Time-Lines For Payment	%	RM
On the date of this Agreement	10	410,281.15
Three (3) months after signing of this Agreement	90	3,692,530.31
Total	100	4,102,811.46

قربادنن كماجوان نݢري ڤهڠ

PERBADANAN KEMAJUAN NEGERI PAHANG
PAHANG STATE DEVELOPMENT CORPORATION

Bil.(64)dlm.PKNP/IND/600-2/5/2/41 Jld:02

21 Oktober 2008

Plants Biofuels Corporation Sdn Bhd
Lot 122A, Jalan Gebeng 2/3
Kawasan Perindustrian Gebeng Pr.II
26080 Kuantan
(u.p : Encik Rosli bin Alias)

Tuan,

Permohonan Tanah Lot 122A (seluas 11.0 ekar)
Kawasan Perindustrian Gebeng Pr.II
Mukim Sg. Karang, Daerah Kuantan
Pembeli : Plants Biofuels Corporation Sdn Bhd

Adalah dengan hormatnya merujuk kepada perkara diatas.

2. Sukacita dimaklumkan bahawa PKNP telah mengemukakan permohonan tanah sepertimana diatas kepada Pentadbir Tanah Kuantan pada 19 Disember 2006 sepertimana Resit Rasmi Permohonan Tanah No : P.T KTN 52765, Rujukan fail : 3/3/24759.

3. Untuk makluman tuan, **Hakmilik Tanah (QT)** bagi Lot 122A masih belum diperolehi dan sekarang masih dalam tindakan Pentadbir Tanah Kuantan untuk mendapatkan kelulusan.

Sekian dimaklumkan dan terima kasih.

'MENGGERAK MEMBINA KEMAKMURAN'

Saya dengan hormatnya

(HAJI AHMAD SABRI BIN HUSSIN, AMP.)
Pengurus Industri

APPENDIX C

FLOOR PLANS


WEIGHT BRIDGE MAINTENANCE OFFICE
PANTRY N/V
TOILET (FEMALE)
TOILET (MALE)
PRAYER ROOM N/V
TOOL/STORAGE ROOM N/V
RECEPTION
SECRETARY
SALES & MARKETING
ACCOUNT/ ADMIN ASSISTANT
ACCOUNT/ ADMIN. MANAGER ROOM
CONFERENCE ROOM A/C
SPARE ROOM A/C
DOCUMENT ROOM/ LIBRARY A/C
MANAGING DIRECTOR ROOM A/C
PLANT MANAGER ROOM
OPERATION MANAGER ROOM
DRY PARTITION WALL
0.00
+0.30
115mm THK BRICKWALL WITH 20mm THK. PLASTERING ON BOTHSIDES
300 WIDTH CONCRETE COUNTER TOP
100Ø UPVC RWDP ENCASE IN CONC. COLUMN TO ENGR'S DETAIL
100Ø UPVC RWDP DISCHARGE TO NEAREST DRAIN
APRON
24000
20000

GROUND FLOOR PLAN
SCALE 1 : 100


CANOPY BELOW 7200
METAL ROOF
FALL
PARAPET WALL 1.0m HEIGHT
METAL ROOF 7° PITCH
FRP DOMESTIC TANK (3000 x 3000 x 1000H)
R.C FLAT ROOF WITH WATER PROFFING MEMBRANCE TO DETAIL
100Ø UPVC RWDP
+3.90
ACCESS CAT LADDER
300mm WIDE SCUPPER DRAIN TO DETAIL
A/C OUT DOOR UNIT (TO MAE ENGR'S DETAILS)
METAL FASCIA CLADDING
GI GUTTER
R.C. SLAB CANOPY BELOW
100Ø RWDP

ROOF PLAN
SCALE 1 : 100


COLOUR METAL DECK ROOFING SHEET @ 5 PITCH
APPROVED DOUBLE-SIDED ALUMINIUM FOIL INSULATION
LIPPED CHANNEL PURLIN
APPROVED BRC 3316 WELDMESH
50mm THK. BUILDING GRADE FIBREGLASS INSULATION (9.6 kg/m3)

TYPICAL ROOFING DETAILS
SCALE 1 : 25

LEGEND FOR FLOOR FINISHING

1. VINYL SHEET
2. CERAMIC FLOOR TILE
3. CARPET
4. CEMENT RENDER WITH COLOUR FLOOR HARDENER

LEGEND FOR FIRE PROTECTION

- DOUBLE OUTLET PILLAR HYDRANT
- HOSE REEL
- BREAKGLASS & ALARM BELL
- 9 KG DRY POWDER FIRE EXTINGUISHER
- 2.27 KG CO2 FIRE EXTINGUISHER
- EMERGENCY LIGHTS
- KELUAR SIGN
- ONE HOUR RATED FIRE DOOR
- TWO HOUR RATED FIRE DOOR

LEGEND FOR DOOR

- D1 GLASS DOOR
- D2 PLYWOOD DOOR
- D3 HALF GLAZED PLYWOOD DOOR
- D4 FLUSH DOOR c/w SHEET INTERNALLY
- D5 FLUSH DOOR c/w SHEET INTERNALLY
- SD1 / D2 STEEL DOOR

LEGEND FOR WINDOW

- W1 / W2 ALUMIN. CASEMENT WINDOW (SLIDING TYPE)
- W3 / W4 ALUMIN. FIXED GLASS WINDOW
- W5 ALUMIN. TOP HUNG GLASS WINDOW
- W6 ALUM. CASEMENT TOP-HUNG WINDOWS

ISSUED FOR CONSTRUCTION

ISSUED FOR CONSTRUCTION
DATE: 01-03-07 SIGN:

NOTES:

A	APPROVED	☐
B	APPROVED WITH COMMENTS	☐
C	REVIEWED	☐
D	REJECTED, REVISED AND RESUBMIT	☐

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR BY THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE	DATE
PBC	Civil & Building		
	Mechanical/Process		
	Instrument		
	Electrical		
	Project Manager		

REFERENCE DRAWING

DWG. NO.	TITLE

REV. NO.	DESCRIPTION	DRAWN	CHK.	APP.	DATE
A	ISSUED FOR CONSTRUCTION	RB			21/02
0	ISSUED FOR APPROVAL	RB	TS		04/12

CLIENT:

PLANTBIOFUELS CORPORATION SDN. BHD.

EPCC CONTRACTOR:

OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY:

PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT

100,000MTPY PLANTBIOFUELS BIODIESEL PLANT PROJECT KUANTAN, PAHANG

TITLE

ADMINISTRATION BUILDING FLOOR PLAN

Drawn : RB	Date : 4/12/06
Designed : CL	Approved:
Checked : TS	
Job No. :	



MECH. SECTION
ELEC. SECTION
PRAYER ROOM N/V
TOILET
WORK SHOP N/V
SPARE PARTS STORE ROOM N/V
CANTEEN
115mm THK. BRICKWALL WITH 20mm THK. PLASTERING ON BOTHSIDE
ROLLER SHUTTER
URINAL
25000
5000
4000
3000
15000

GROUND FLOOR PLAN
SCALE 1/100



250x100 STEEL GUTTER
100ø RWDP
100ø UPVC RWDP MOUNTED COMPLETE WITH FLOOR TRAP
METAL ROOF 3.5° FALL
25000
5000
7500
15000
900

ROOF PLAN
SCALE 1/100

LEGEND FOR FLOOR FINISHING

1. VINYL SHEET
2. CERAMIC FLOOR TILE
3. CARPET
4. CEMENT RENDER WITH COLOUR FLOOR HARDENER

LEGEND FOR FIRE PROTECTION

- DOUBLE OUTLET PILLAR HYDRANT
- HOSE REEL
- BREAKGLASS & ALARM BELL
- 9 KG DRY POWDER FIRE EXTINGUISHER
- 2.27 KG CO2 FIRE EXTINGUISHER
- EMERGENCY LIGHTS
- KELUAR SIGN
- ONE HOUR RATED FIRE DOOR
- TWO HOUR RATED FIRE DOOR

LEGEND FOR DOOR

- D1 900x2100H HONEY COMBED STEEL DOOR TO MANUFACTURER'S DETAIL
- D2 1800x2100H DOUBLE LEAF HONEY COMBED STEEL DOOR TO MANUFACTURER'S DETAIL
- D3 PLYWOOD DOOR
- RS1 ROLLER SHUTTER DOOR = 4m(W)x3.5m(H)

LEGEND FOR WINDOW

- W1 W2 ALUMN. CASEMENT WINDOW (SLIDING TYPE)
- W3 ALUMN. FIXED GLASS WINDOW
- W4 ALUMN. TOP HUNG GLASS WINDOW
- W5 ALUMN. LOUVRED WINDOW

ISSUED FOR CONSTRUCTION

ISSUED FOR CONSTRUCTION
DATE 6-03-07 SIGN:

NOTES:

- A APPROVED
- B APPROVED WITH COMMENTS
- C REVIEWED
- D REJECTED, REVISED AND RESUBMIT

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR BY THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE	DATE
PBC	Civil & Building		
	Mechanical/Process		
	Instrument		
	Electrical		
	Project Manager		

REFERENCE DRAWING

DWG. NO.	TITLE

REV. NO.	DESCRIPTION	DRAWN	CHK.	APP.	DATE
A	ISSUED FOR CONSTRUCTION	RB			
B	ISSUED FOR APPROVAL	RB	TS	RVB	04/12

CLIENT:
PLANTBIOFUELS CORPORATION SDN. BHD.

EPCC CONTRACTOR:
OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY:
PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT
100,000MTPY PLANTBIOFUELS
BIODIESEL PLANT PROJECT
KUANTAN, PAHANG

TITLE
WORKSHOP
FLOOR & ROOF PLANS

Drawn : RB	Date : 4/12/06
Designed : EL	Approved : RVB
Checked : TS	Client Appr'd :
Job No. : 06311	Scale : as shown Size :
DRAWING NO :	Sheet



GROUND FLOOR PLAN
SCALE 1 : 100
LABORATORY
A/C
+0.30
MCC ROOM
A/C
+0.30
UPS ROOM
N/V
+0.30
0.00
115mm THK BRICKWALL WITH 20mm THK. PLASTERING ON BOTHSIDES
R.C STAIRCASE WITH M.S HANDRAIL TO ENGR'S DETAIL
APRON
FIRST FLOOR PLAN
SCALE 1 : 100
NOTE: WALL FINISHES REFER TO DWG NO: POTSB/PSBP/A/D/7331
RACK ROOM
A/C
+4.20
CONTROL ROOM
A/C
+4.20
PRAYER ROOM
N/V
PANTRY
N/V
TOILET
N/V
ROLLER SHUTTER
ROOF PLAN
SCALE 1 : 100
R.C FLAT ROOF WITH WATER PROFFING MEMBRANCE TO DETAIL
+8.10
A/C OUT DOOR UNIT
FRP DOMESTIC TANK (2000 x 1000 x 1000H)
FALL
100Ø UPVC RWDP
300mm WIDE SCUPPER DRAIN TO DETAIL
PARAPET WALL 800mm HEIGHT
UPPER ROOF PLAN
SCALE 1 : 100
20300
8000
11300
5650
3000
9200

LEGEND FOR FLOOR FINISHING

1. VINYL SHEET
2. CERAMIC FLOOR TILE
3. CARPET
4. CEMENT RENDER WITH COLOUR FLOOR HARDENER
5. RAISED FLOOR SYSTEM TO SUPPLIER'S DETAIL

LEGEND FOR FIRE PROTECTION

- DOUBLE OUTLET PILLAR HYDRANT
- HOSE REEL
- BREAKGLASS & ALARM BELL
- 9 KG DRY POWDER FIRE EXTINGUISHER
- 2.27 KG CO2 FIRE EXTINGUISHER
- EMERGENCY LIGHTS
- KELUAR SIGN
- ONE HOUR RATED FIRE DOOR
- TWO HOUR RATED FIRE DOOR

LEGEND FOR DOOR

- D1 PLYWOOD DOOR
- D4 900x2100H HONEY COMBED STEEL DOOR TO MANUFACTURER'S DETAIL
- D3 1800x2100H DOUBLE LEAF HONEY COMBED STEEL DOOR TO MANUFACTURER'S DETAIL
- RS1 ROLLER SHUTTER DOOR – 4m(W)x3.3m(H)
- FD1 1 HR. FIRE-RATED DOOR

LEGEND FOR WINDOW

- W1 W2 ALUMN. CASEMENT WINDOW (SLIDING TYPE)
- W3 ALUMN. TOP HUNG GLASS WINDOW
- W3 ALUMN. TOP HUNG GLASS WINDOW
- W6 ALUMN. CASEMENT WINDOW
- LW1 ALUMN. LOUVRED WINDOW

ISSUED FOR CONSTRUCTION
DATE 09-03-07 SIGN:

NOTES:

A	APPROVED	☐
B	APPROVED WITH COMMENTS	☐
C	REVIEWED	☐
D	REJECTED, REVISED AND RESUBMIT	☐

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR BY THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE	DATE
PBC	Civil & Building		
	Mechanical/Process		
	Instrument		
	Electrical		
	Project Manager		

REFERENCE DRAWING

DWG. NO.	TITLE

REV. NO.	DESCRIPTION	DRAWN	CHK.	APP.	DATE
A	ISSUED FOR CONSTRUCTION	RB	TS	RVB	06/03
0	ISSUED FOR APPROVAL	RB	TS	RVB	24/12

CLIENT:
PLANTBIOFUELS CORPORATION
SDN. BHD.

EPCC CONTRACTOR:
OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY:
PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT:
100,000MTPY PLANTBIOFUELS
BIODIESEL PLANT PROJECT
KUANTAN, PAHANG

TITLE:
LABORATORY & CONTROL BUILDING
FLOOR PLANS

Drawn : RB	Date : 4/12/06
Designed : EL	Approved: RVB
Checked : TS	Client Appr'd :
Job No. : 06311	Scale : AS SHOWN
DRAWING NO : POTSB/PSBP/A/D/7315	


FRONT
GENSET ROOM
M/V
+0.30
M/V
LV SW ROOM
EMSB
MSB 1
MSB
TX4
TX3
TX2
TX1
TX ROOM
LOCAL ROOM
TNB 11kV INTAKE SWITCHGEAR ROOM
PARTITION WALL 2100 HIGH
SCREED BY TNB
TNB METERING ROOM
CHECKERED PLATE TO DETAIL
CONSUMER 11kV SWITCHGEAR ROOM
STORE & FIX GAS CYLINDER STORAGE AREA
FRESH AIR INTAKE LOUVRE
STD ACOUSTIC DOOR
27700
5000
6100
3460
7120
14500
7250

GROUND FLOOR PLAN
SCALE 1 : 100


27700
5000
6100
3460
7120
800
7250
14500
FALL
R.C FLAT ROOF WITH APPROVED WATER PROOFING MEMBRANCE
+4.30

ROOF PLAN
SCALE 1 : 100

SHAHRUL HAFSHAM B. MAMAT
25/09/2007
0830 AM

BINAFORM SDN. BHD. 329405-V

ISSUED FOR CONSTRUCTION

LEGEND FOR FLOOR FINISHING

1. VINYL SHEET
2. CERAMIC FLOOR TILE
3. CARPET
4. CEMENT RENDER WITH COLOUR FLOOR HARDENER

LEGEND FOR FIRE PROTECTION

- BREAKGLASS & ALARM BELL
- DRY POWDER FIRE EXTINGUISHER
- CO_2 FIRE EXTINGUISHER
- EMERGENCY LIGHTS
- KELUAR SIGN

LEGEND FOR DOOR

- D7 PLYWOOD DOOR
- D1 D3 D7 ALUMN. LOUVRED DOOR
- D8 D9 COMPOSITE DOOR WITH ANTI VERMIN WIRE METTING FIXED TO INSIDE OF DOOR

LEGEND FOR WINDOW

- W1 ALUMN. CASEMENT WINDOW
- W3 W5 ALUMN. LOUVRED WINDOW

NOTES:

RECEIVED
07 JUN 2007

- A APPROVED
- B APPROVED WITH COMMENTS
- C REVIEWED
- D REJECTED, REVISED AND RESUBMIT

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR IN THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE
PBC	Civil & Building	
	Mechanical/Process	
	Instrument	
	Electrical	
	Project Manager	

REFERENCE DRAWING

DWG. NO.	TITLE

REV	DESCRIPTION			
2	REVISED AS MARKED			
1	ISSUED FOR CONSTRUCTION			
0	ISSUED FOR APPROVAL			

CLIENT: PLANTBIOFUELS CORPORATION SDN. BHD.

EPCC CONTRACTOR: OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY: PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT: 100,000MTPY PLANTBIOFUELS BIODIESEL PLANT PROJECT KUANTAN, PAHANG

TITLE: MSB & TNB SUBSTATION
FLOOR PLANS

Drawn : RB	Date : 4/12/06
Designed : CL	Approved: MYR
Checked : TS	Client Appr'd :
Job No. : 05311	Scale : AS SHOWN
DRAWING NO :	Sheet :


PILING LAYOUT PLAN
SCALE 1:100
BLEECHING EARTH STORAGE ROOM
N/V
CHEMICAL STORAGE ROOM
N/V
115MM THK. B/W PLASTER & PAINT ON BOTH SIDES.
3.0m(W) x 3.0m(H) ROLLER SHUTTER
ROOF LAYOUT PLAN
SCALE 1:100
COLOUR METAL ROOFING
4.57° PITCH
FRONT ELEVATION
SCALE 1:100
MANUAL ROLLER SHUTTER (3.0mx3.0m)
115 THK BRICKWALL WITH 20mm PLASTER ON BOTH SIDE
BACK ELEVATION
SCALE 1:100
RIGHT SIDE ELEVATION
SCALE 1:100
METAL ROOFING AT 4.57° PITCH ON STEEL PURLINS AND FRAMES
100Ø UPVC RWDP DISCHARGE TO NEAREST DRAIN
LEFT SIDE ELEVATION
SCALE 1:100
SECTION A-A
SCALE 1:100
TYPICAL OF ROOFING SECTION DETAILS

NOTES:

LEGEND FOR FLOOR FINISHING

- Ⓓ CEMENT RENDER WITH COLOUR FLOOR HARDENER
- Ⓔ CHEMICAL RESISTANT EXPOXY PAINT ON ON FLOOR & 1200MM HIGH ON WALL

LEGEND FOR FIRE PROTECTION

- 9 KG DRY POWDER FIRE EXTINGUISHER
- 3.27 KG CO2 FIRE EXTINGUISHER

LEGEND FOR WINDOW

- ALUMN. LOUVRED WINDOW

RECEIVED 12 JUN 2007

A	APPROVED	☐
B	APPROVED WITH COMMENTS	☐
C	REVIEWED	☐
D	REJECTED, REVISED AND RESUBMIT	☐

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR BY THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE	DATE
PBC	Civil & Building		
	Mechanical/Process		
	Instrument		
	Electrical		
	Project Manager		

REFERENCE DRAWING

DWG. NO.	TITLE

REV. NO.	DESCRIPTION	DRAWN	CHK.	APP.	DATE
A	ISSUED FOR CONSTRUCTION	RB	TS	RVB	[illegible]
0	ISSUED FOR APPROVAL	RB	TS	RVB	[illegible]

CLIENT:
PLANTBIOFUELS CORPORATION
SDN. BHD.

EPCC CONTRACTOR:
OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY:
PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT
100,000MTPY PLANTBIOFUELS BIODIESEL PLANT PROJECT KUANTAN, PAHANG

TITLE
CHEMICAL STORAGE ROOM
PLAN, SECTION AND ELEVATIONS

ISSUED FOR CONSTRUCTION

Drawn : RB	Date : 22/02/07
Designed : EL	Approved : RVB
Checked : TS	Client Appr[illegible]
Job No. : DE311	



1000 WIDE x 100 THK APRON SLAB REFER TO DWG. NO. POTSB/PBBP/CS/D/7287 SHT. 6/7
1750 SD x 300 THK CHIMNEY PLINTH SEE DWG. NO. POTSB/PBBP/CS/D/7287 SHT. 6/7
CHIMNEY
FUTURE BOILER
TUBE WITHDRAWAL AREA
FOR RAMP DETAILS, REFER TO DWG. NO. POTSB/PBBP/CS/D/7287 SHT. 7/7
2-Ø75 GALV. STEEL PIPE (TYP)
300W DRAIN COVERED WITH FLOOR GRATING (TYP)
LP STEAM HEADER
FEEDWATER AREA
ELEV +150
ALL SLAB THICKNESS IS 200 (TYP)
300W DRAIN
#200 PIPE DRAIN BENEATH (TYP)
BOILER B-810 STAGE 1
FOR PILING DETAILS SEE DWG NO. POTSB/PBBP/CS/D/7286 SHT 1/4
300mm WIDE PERIMETER DRAIN
350x350 COLUMN STUMP (TYP)
#100 RWDP (TYP)
TK-816 (2000x2000)
TK-841
2000x1000 (LU) BLOWDOWN PIT
OUTFALL TO NEARBY SUMP
STEEL COLUMN SEE DETAILS
GROUND FLOOR PLAN

ISSUED FOR CONSTRUCTION

RECEIVED 05 JUN 2007

KEY PLAN

A	APPROVED	☐
B	APPROVED WITH COMMENTS	☐
C	REVIEWED	☐
D	REJECTED, REVISED AND RESUBMIT	☐

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR BY THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE	DATE
PBC	Civil & Building		
	Mechanical/Process		
	Instrument		
	Electrical		
	Project Manager		

REFERENCE DRAWING

DWG. NO.	TITLE

REV. NO.	DESCRIPTION	DRAWN	CHK.	APP.	DATE
A1	RE-ISSUED FOR CONSTRUCTION	MYL	TIM	RVB	
A	ISSUED FOR CONSTRUCTION	LRD	TIM	RVB	
0	ISSUED FOR APPROVAL	CLS	TIM	RVB	

CLIENT:

PLANTBIOFUELS CORPORATION SDN. BHD.

EPCC CONTRACTOR:

OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY:

PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT

100,000MTPY PLANTBIOFUELS BIODIESEL PLANT PROJECT KUANTAN, PAHANG

TITLE

BOILER HOUSE

GROUND FLOOR LAYOUT

Drawn : CLS	Date : 16/03/07
Designed: TM	Approved: RVB
Checked : TMS	Client Appr'd :
Job. No. : 06311	Scale : 1:100 Size : A1
DRAWING NO : POTSB/PBBP/CS/D/7286	Sheet Rev A1



I.L. (-) 0.200
E 1218.752
N 890.923
5000
2500
2500
℄ OF PUMP
SLOPE
P-850A
P-851
P-850A
P-860A
P-860B
DP 150
DP 200
ELEV. +0.000
ELEV. +0.150
ELEV. +0.200
13800
3450
R.C PUMP PLINTH TO ENGR'S DETAILS (SEE DWG. NO. POTSB/PBBP/CS/D/7269
SLOPE 1:100
200 THK. FLOOR SLAB WITH FLOOR HARDENER
100 THK APRON SLAB WITH 1 LAYER OF A193 MESH WIRE REINFORCEMENT
1000 OVERHANG (TYP.)
I.L. (-) 0.338
OUTFALL TO NEAREST DRAIN
230 HALF ROUND GLAZED WALL CERAMIC DRAIN LEAD TO FALLS
UC 200x100x21.30 STEEL COLUMN TO ENGR'S DETAILS
ROOF LINE

FLOOR PLAN
SCALE 1:50



5000
6820
(5 EQ. SPA. @ 1364)
UB200x100x21.30 RAFTER
UB200 TIE BEAM
KLIPLOK HI-TEN ZINCALUME ROOFING BASE MATERIAL THICKNESS 0.48mm WITH TOTAL COATED THICKNESS OF 0.53mm
10' SLOPE
ROOF EAVE (TYP.)
C 15024 LYSAGHT PURLINS MANUFACTURED BY BHP STEEL
20ø SAG ROD (TYP.)
1000 OVERHANG (TYP.)
13800
3450

ROOF FRAMING PLAN
SCALE 1:50

NOTES:

1. ALL DIMENSION ARE IN MILLIMETERS U.N.O.
2. DO NOT SCALE THIS DWG, ONLY WRITTEN DIMENSION ARE TO BE FOLLOWED.
3. READ THIS DRAWING WITH RELEVANT ARCHITECTURAL DRAWINGS.
4. FOR SECTION VIEW REFER TO DWG. NO. POTSB/PBBP/CS/D/7289 SHT. 3/3
5. ALL LEVELS ARE IN METERS U.N.O. FINISHED GROUND LEVEL (FGL) EL. + 0.000 = RL48

ISSUED FOR CONSTRUCTION

KEY PLAN

- A APPROVED
- B APPROVED WITH COMMENTS
- C REVIEWED
- D REJECTED, REVISED AND RESUBMIT

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR BY THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE	DATE
PBC	Civil & Building		
	Mechanical/Process		
	Instrument		
	Electrical		
	Project Manager		

REFERENCE DRAWING

DWG. NO.	TITLE

REV	DESCRIPTION	DRAWN	CHK.	APP.	DATE
A1	RELEASED HOLD	GGS	TMS	RVB	
A	ISSUED FOR CONSTRUCTION	GGS	TMS	RVB	
0	ISSUED FOR APPROVAL	GGS	TMS	RVB	

CLIENT:
PLANTBIOFUELS CORPORATION SDN. BHD.

EPCC CONTRACTOR:
OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY:
PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT
100,000MTPY PLANTBIOFUELS BIODIESEL PLANT PROJECT KUANTAN, PAHANG

TITLE
FIREWATER PUMP SHED
FLOOR PLAN AND ROOF FRAMING PLAN

Drawn : GGS	Date : 21/03/07
Designed : TM	Approved : RVB
Checked : TMS	Client Appr'd :
Job No. :	Scale : 1:50 / Size :
DRAWING NO : POTSB/PBBP/CS/D/7289	Sheet 1/3 / Rev A1



PLAN LAYOUT
SCALE 1 : 100
NOTES:
1. FOR DETAIL OF PUMP PLINTH P-101 A/B/C SEE DWG. NO. POTSB/PBBP/CS/D/7269 – PTODUCT PUMP FOUNDATION DETAILS
2. "HOLD" DETAIL OF OIL SUMP
3. FOR DETAIL OF UNDERGROUND PIPING SEE DWG. NO. POTSB/PBBP/CS/D/7215 – UG COMPOSITE PLAN SHT. 2/4
ME/GLY. LOADING BAY
CRUDE OIL UNLOADING BAY
CONCRETE ISLAND
RC PLATFORM
OIL SUMP
CONCRETE ISLAND
ASPHALTIC PAVEMENT
RIGID PAVEMENT TO DETAIL
PAVEMENT JOINT TO DETAIL
STEEL COLUMN TO DETAILS CONCRETE ENCASED TO 1.5m HEIGHT
PILING LAYOUT PLAN
SCALE 1 : 100
2P250
BASE PLATE DETAIL
SCALE 1 : 25
DETAIL '1'
SCALE 1 : 25
PLAN
PILECAP 2P250
SCALE 1 : 25
SECTION A–A
SCALE 1 : 25
RIGID PAVEMENT/ISLAND DETAILS
SCALE 1:50
PAVEMENT EXPANSION JOINT
N.T.S
DETAIL '2'
SCALE 1 : 25
PAVEMENT EXPANSION JOINT
N.T.S
DETAIL '3'
SCALE 1 : 25
JOINT SEALING COMPOUND 40 x 20mm
BRC REINF
CONCRETE PAVEMENT
APPROVED FILLER
ISSUED FOR CONSTRUCTION

NOTES:

A	APPROVED
B	APPROVED WITH COMMENTS
C	REVIEWED
D	REJECTED, REVISED AND RESUBMIT

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR BY THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE	DATE
PBC	Civil & Building		
	Mechanical/Process		
	Instrument		
	Electrical		
	Project Manager		

REFERENCE DRAWING

DWG. NO.	TITLE

REV. NO.	DESCRIPTION	DRAWN	CHKD.	APP.	DATE
A2	REVISED AS MARKED	RB	LS	RVB	04/12
A1	ADD DETAILS	RB	TS	RVB	21/08
A	ISSUED FOR CONSTRUCTION	RB	TS	RVB	12/06
0	ISSUED FOR APPROVAL	RB	TS	RVB	26/07

CLIENT:

PLANTBIOFUELS SDN. BHD.

EPCC CONTRACTOR:

OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY:

PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT

100,000MTPY PLANTBIOFUELS BIODIESEL PLANT PROJECT KUANTAN, PAHANG

TITLE

LOADING AND UNLOADING BAYS PILING LAYOUT PLAN AND PILE CAP DETAILS

Drawn : RB	Date : 09/02/07
Designed : EL	Approved: RVB
Checked : TS	Client Appr'd :
Job No. : OE311	Scale : AS SHOWN Size : A1
DRAWING NO : POTSB/PBBP/CS/D/7312	Sheet Rev



PILING LAYOUT PLAN
SCALE 1 : 100
GROUND FLOOR LAYOUT PLAN
SCALE 1 : 100
ROOF TRUSS LAYOUT PLAN
SCALE 1 : 100
LEGEND:
R1 = UB 200x150x30.60 Kg/m
TB1= UB 200x150x30.60 Kg/m
P1 = C15024 PURLIN @ 880mm C/C.
BASE PLATE PLAN
SECTION B-B
SCALE 1 : 25
PLAN
PILECAP 1P250
SCALE 1 : 25

COLUMN SCHEDULE

COLUMN STUMP	300 x 300	SIZE	300x300
		MAIN BARS	8T16
		LINKS	T10-150
STUMP / COLUMN MARK	C1		

STRUCTURES	TYPE OF LAP REQUIRED
SUSPENDED FLOOR SLAB	
(i) TOP FABRIC	HALF YIELD
(ii) BOTTOM FABRIC	FULL YIELD



OVERLAP LENGTH
FULL YIELD STRENGTH LAP
30mm
(OVERLAP LENGTH)
HALF YIELD STRENGTH LAP

SLAB TYPE	SLAB THICKNESS	BOTTOM REBAR (Main Rebar To Span Short Span)	TOP REBAR – SHORT SPAN – CONT. EDGE (Main Rebar To Span Short Span)	TOP REBAR – SHORT SPAN – DIS. CONT. EDGE (Main Rebar To Span Short Span)	TOP REBAR – LONG SPAN – CONT. EDGE (Main Rebar To Span Long Span)	TOP REBAR – LONG SPAN – DIS. CONT. EDGE (Main Rebar To Span Long Span)
S1	130	B8	B8	A7	A7	A7

NOTE :- THE MAXIMUM BRC REF. NO SHALL BE PROVIDED AT THE INTERFACE OF TWO SLABS OF DIFFERENT SLAB TYPE AT SUPPORT SECTION.

SLAB REINFORCEMENT SCHEDULE



STANDARD CURTAILMENT OF REBAR
FOR (ONE-WAY / TWO-WAY SLAB) SHORT SPAN
NOTES :
LX1, LX2 = SHORT SPAN
LY1, LY2 = LONG SPAN
LX* = GREATER OF ADJACENT SPANS LX1 OR LX2
STANDARD CURTAILMENT OF REBAR
FOR (ONE-WAY / TWO-WAY SLAB) LONG SPAN
NOTES :
LY1, LY2 = LONG SPAN
LX1, LX2 = SHORT SPAN
LX* = GREATER OF ADJACENT SHORT SPANS OF LY1 OR LY2



SECTION A-A
SCALE 1 : 25
TYPICAL APRON SLAB DETAILS
SCALE 1 : 25

ISSUED FOR CONSTRUCTION

NOTES:
1. FOR PUMP PLINTHS DETAIL, REFER TO DWG. NO. POTSB/PBBP/CS/D/7269 REV. A
2. ALL DIMENSIONS ARE IN MILLIMETERS U.N.O.

- A APPROVED
- B APPROVED WITH COMMENTS
- C REVIEWED
- D REJECTED, REVISED AND RESUBMIT

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR BY THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE	DATE
PBC	Civil & Building		
	Mechanical/Process		
	Instrument		
	Electrical		
	Project Manager		

REFERENCE DRAWING

DWG. NO.	TITLE
POTSB/PBBP/CS/D/7208	PILING LAYOUT PLAN SHT. 4 OF 5

REV. NO.	DESCRIPTION	DRAWN	CHK.	APP.	DATE
A2	REVISED AS MARKED	JS	RB	RVB	[illegible]
A1	REVISED AS MARKED	MYL	TS	RVB	[illegible]
A4	REVISED AS MARKED	RB	TS	RVB	[illegible]
A3	REVISED AS MARKED	JS	RB	RVB	[illegible]

CLIENT:
PLANTBIOFUELS CORPORATION SDN. BHD.

EPCC CONTRACTOR:
OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY:
PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT
100,000MTPY PLANTBIOFUELS BIODIESEL PLANT PROJECT KUANTAN, PAHANG

TITLE
TRANSFER PUMP SHED
PILING, FLOOR LAYOUT PLAN AND DETAILS

Drawn : RB	Date : 04/04/07		
Designed : EL	Approved: RVB		
Checked : TS	Client Appr'd :		
Job No. : 06311	Scale : as shown	Size : A1	
DRAWING NO : POTSB/PBBP/CS/D/7353		Sheet 1	Rev



FLOOR PLAN
SCALE 1:50
GUARD HOUSE
TOILET
ALUM. WINDOW TO DETAIL
R.C. COLUMN
115 THK BRICKWALL WITH 20mm PLASTER ON BOTH SIDE
CONCRETE APRON
ALUM. CASEMENT WINDOW TO DETAIL
H.R. FLUSH DOOR TO MANUF'S DETAIL
DISCHARGE TO DRAIN
100ø UPVC RWDP
TO SEWERAGE MANHOLE
ROOF PLAN
SCALE 1 : 50
4.57 PITCH
LEFT SIDE ELEVATION
SCALE 1:50
RIGHT SIDE ELEVATION
SCALE 1:50
METAL ROOFING AT 4.57 PITCH ON STEEL PURLINS AND FRAMES
600x750 ALUM. TOP HUNG CASEMENT
100ø UPVC RWDP DISCHARGE TO NEAREST DRAIN
115 THK BRICKWALL WITH 20mm PLASTER ON BOTH SIDE
SECTION A–A
SCALE 1 : 50
GRD. BEAM & FOOTING TO ENGR'S DETAIL
GROUND SLAB TO ENGR'S DETAIL
CONC. APRON
FRONT ELEVATION
SCALE 1 : 50
REAR ELEVATION
SCALE 1 : 50
1 LAYER DOUBLESIDED ALUMINIUM FOIL ON WIRE MESH (BRC 3315)
50 THK FIBRE GLASS INSULATION WOOL BRACKET
COLOUR COATED METAL ROOFING SHEET
PURLIN
RAFTER
TYPICAL OF ROOFING SECTION DETAILS
N.T.S
ISSUED FOR CONSTRUCTION
DATE 09-03-07 SIGN:

NOTES:

RECEIVED 13 MAR 2007

A	APPROVED	☐
B	APPROVED WITH COMMENTS	☐
C	REVIEWED	☐
D	REJECTED, REVISED AND RESUBMIT	☐

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR BY THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE	DATE
PBC	Civil & Building		
	Mechanical/Process		
	Instrument		
	Electrical		
	Project Manager		

REFERENCE DRAWING

DWG. NO.	TITLE

REV. NO.	DESCRIPTION	DRAWN	CHK.	APP.	DATE
A	ISSUED FOR CONSTRUCTION	RB	TS	RVB	07/03
0	ISSUED FOR APPROVAL	RB	TS	RVB	04/12

CLIENT:

PLANTBIOFUELS CORPORATION SDN. BHD.

EPCC CONTRACTOR:

OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY:

PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT

100,000MTPY PLANTBIOFUELS BIODIESEL PLANT PROJECT KUANTAN, PAHANG

TITLE

GUARD HOUSE
FLOOR PLAN, ELEVATIONS AND SECTIONS

Drawn : RB	Date : 4/12/06
Designed : EL	Approved : RVB
Checked : TS	Client Appr'd :
Job No. : DE311	Scale :
DRAWING NO :	


ROOF PLAN
SCALE 1:50
R.C. FLAT ROOF WITH WATER PROOFING MEMBRANCE
FALL
ROOF LINE
REAR ELEVATION
FRONT ELEVATION
LEFT ELEVATION
RIGHT ELEVATION
GROUND FLOOR PLAN
SCALE 1:50
FLOOR GRADED TO FALL
APRON SLAB
REFUSE BIN TO LOCAL HEALTH DEPT'S APPROVAL
115mm THK. BRICKWALL WITH 20mm THK. PLASTERING EXTERNALLY & 200mmx250mm CERAMIC WALL TILES FULL HEIGHT INTERNALLY
HEAVY DUTY CERAMIC FLOOR TILES (150x150mm)
R.C. RAMP TO ENGR'S DETAILS
WATER TAP POINT AT 900mm HIGH FROM FLOOR
FRONT ELEVATION
SCALE 1:50
DOUBLE LEAF ALUMINIUM LOUVERED DOOR (1.8m W X 2.0m H)
115mm THK. BRICKWALL WITH 20mm THK. PLASTERING EXTERNALLY
REAR ELEVATION
SCALE 1:50
RIGHT ELEVATION
SCALE 1:50
LEFT ELEVATION
SCALE 1:50
LEFT ELEVATION
SCALE 1:50

NOTES:

RECEIVED 26 MAY 2007

A	APPROVED	
B	APPROVED WITH COMMENTS	
C	REVIEWED	
D	REJECTED, REVISED AND RESUBMIT	

APPROVAL OF THIS DOCUMENT AND/OR DATA IS IN CONFORMANCE WITH THE DESIGN INTENT AND WITH THE INFORMATION CALLED FOR BY THE CONTRACT DOCUMENT. THIS APPROVAL SHALL NOT RELIEVE THE CONTRACTOR OF HIS CONTRACTUAL OBLIGATIONS AND SHALL NOT CONSTITUTE AS A BASIS FOR CHANGE ORDER.

APPROVAL		SIGNATURE	DATE
PBC	Civil & Building		
	Mechanical/Process		
	Instrument		
	Electrical		
	Project Manager		

REFERENCE DRAWING

DWG. NO.	TITLE

REV. NO.	DESCRIPTION	DRAWN	CHK.	APP.	DATE
A	ISSUED FOR CONSTRUCTION				
0	ISSUED FOR APPROVAL				

CLIENT:
PLANTBIOFUELS
SDN. BHD.

EPCC CONTRACTOR:
OIL-LINE ENGINEERING & ASSOCIATES SDN BHD

ENGINEERED BY:
PLANT & OFFSHORE TECHNOLOGY SDN BHD

PROJECT:
100,000MTPY PLANTBIOFUELS BIODIESEL PLANT PROJECT KUANTAN, PAHANG

TITLE:
REFUSE COMPARTMENT
FLOOR PLANS, ELEVATIONS & SECTION

Drawn : RD	Date : 30/12/06
Designed : EL	Approved : [illegible]
Checked : TS	Client approval :
Job No. : 06311	Scale : 1:50 Size : A1
DRAWING NO. : PGTSB/[illegible]	

APPENDIX D

DETAILS OF CALCULATION BY COST METHOD OF VALUATION

LIMITING CONDITIONS

CALCULATION BY COST METHOD OF VALUATION

Valuation						
Land value:						
	479,160.00 sq. feet @	RM9.00 per sq. foot			RM4,312,440	
			say		RM4,310,000	
Land Value:					**RM4,310,000**	**RM4,310,000**
Infrastructure:						
	479,160.00 sq. feet @	RM6.00 per sq. foot			RM2,874,960	
			say		RM2,870,000	
Infrastructure Value:					**RM2,870,000**	**RM2,870,000**
Building Values:						
Administration Building						
MFA	5,167 sq. feet @	RM65.00 per sq. foot		RM335,855		
AFA	65 sq. feet @	RM32.50 per sq. foot		RM2,113		
	Professional fees @	10%		RM33,797		
				RM371,764	RM371,764	
Workshop						
MFA	3,552 sq. feet @	RM65.00 per sq. foot		RM230,880		
AFA	484 sq. feet @	RM32.50 per sq. foot		RM15,730		
	Professional fees @	10%		RM24,661		
				RM271,271	RM271,271	
Laboratory & Control Building						
GFA	4,182 sq. feet @	RM70.00 per sq. foot		RM292,740		
	Professional fees @	10%		RM29,274		
				RM322,014	RM322,014	
TNB Substation						
GFA	3,699 sq. feet @	RM65.00 per sq. foot		RM240,435		
	Professional fees @	10%		RM24,044		
				RM264,479	RM264,479	
Chemical Storage Room						
GFA	775 sq. feet @	RM65.00 per sq. foot		RM50,375		
	Professional fees @	10%		RM5,038		
				RM55,413	RM55,413	

Boiler House						
GFA	2,309 sq. feet @	RM50.00 per sq. foot	RM115,450			
	Professional fees @	10%	RM11,545			
			RM126,995	RM126,995		
Firewater Pump Shed						
GFA	743 sq. feet @	RM50.00 per sq. foot	RM37,150			
	Professional fees @	10%	RM3,715			
			RM40,865	RM40,865		
Loading/Unloading Bay Station						
GFA	5,005 sq. feet @	RM50.00 per sq. foot	RM250,250			
	Professional fees @	10%	RM25,025			
			RM275,275	RM275,275		
Transfer Pump Shed						
GFA	1,828 sq. feet @	RM50.00 per sq. foot	RM91,400			
	Professional fees @	10%	RM9,140			
			RM100,540	RM100,540		
Guard House						
GFA	129 sq. feet @	RM65.00 per sq. foot	RM8,385			
	Professional fees @	10%	RM839			
			RM9,224	RM9,224		
Refuse Compartment						
GFA	234 sq. feet @	RM65.00 per sq. foot	RM15,210			
	Professional fees @	10%	RM1,521			
			RM16,731	RM16,731		
				RM1,854,570		
Total Buildings Value:			say	**RM1,850,000**	**RM1,850,000**	
Total Value of Land, Infrastructure and Buildings					**RM9,030,000**	

LIMITING CONDITIONS

This Valuation Report is subject to the following conditions:-

1. This report is confidential to the Client for the specific purpose to which it refers. The Valuer shall only be responsible to the Client to whom this Report is addressed. Except with the prior consent of the Valuer, the report may be disclosed to the Client's financial institutions and other professional advisers assisting the Client.

2. The opinion of value expressed in this report applies strictly on the terms of and for the purpose expressed in this valuation. The Valuer is therefore not responsible for it if quoted out of context.

3. Neither the whole nor any part of this report or any reference thereto may be reproduced in any published documents, circular or statement nor published in any way without the Valuer's written consent of the form and context in which it appears.

4. Where it is stated in the report that information or data has been made known to the Valuer by another party, this information is believed to be reliable and he disclaims all responsibility if this should later prove to be otherwise.

5. While due care is taken to note building defects or encroachment in the course of inspection no structural survey is made. As such, no guarantee is given that the building is free from rot, pest infestation or other hidden defects.

6. Except where boundary stones can be located, the Valuer will not be able to determine the exact boundaries of the lot during inspection.

7. For agricultural properties, although the property is inspected, we are not able to state that the crops are free of vermin, soil diseases. No investigations are made to ascertain the soil suitability for the cultivation. Therefore, the Valuer will not be responsible for any latent infestation, defects of the soils or diseases which affect crops.

8. Where we have inspected the title of the property as recorded by the Land Registry, we cannot accept any responsibility for its legal validity or for any liabilities against the property which were unrecorded at the time of our inspection.

9. The instruction and the valuation assignment does not automatically bind the valuer to attendance in court or to appear in enquiry before any government or statutory bodies in connection with the valuation. Prior arrangement and agreement shall be made between the client and valuer if such attendance or appearance is required.

10. Any plans or tracings included in this report are intended for identification purposes only and should not be treated as certified copies of areas, plans or boundaries.

SECTION B

VALUATION OF PLANT AND MACHINERY

VALUATION OF PLANT AND MACHINERY (BIO-DIESEL PLANT) ON PROPERTY LOCATED AT LOT 122A, JALAN GEBENG 2/3, GEBENG INDUSTRIAL ESTATE, 26080 KUANTAN, PAHANG DARUL MAKMUR

1. TERMS OF REFERENCE

Pursuant to your instructions, we have inspected certain assets exhibited to us as that of Plant BioFuels Corporation Sdn. Bhd., in order to advise you of our opinion of the Fair Value (In Continued Use) and the Estimated Remaining Useful Life, as at 31 October 2008.

It is our understanding that this report shall be utilized for **FINANCIAL REPORTING** purposes.

This report and valuation is subject to the "Limiting Conditions" attached to the end of the report and to such limiting statements, conditions and assumptions, if any, contained elsewhere in the body of the report.

The report is intended for the use of the party to whom it is addressed and shall not be utilized by any other party unless prior written consent has been obtained from us. We assume no liability to any third party who utilizes this report without our prior written consent.

2. DEFINITION AND BASIS OF FAIR VALUE/MARKET VALUE

Our basis of valuation is the Market Value Market Value is the estimated amount for which an asset should exchange on the date of valuation between a willing buyer and a willing seller in arm's-length transaction after proper marketing wherein the parties had each acted knowledgeably, prudently, and without compulsion.

This definition of Market Value also assumes that any transaction that may occur will be for cash or its equivalent consideration. It is further assumed that title to the assets is good and marketable, and that it would be transferable without unreasonable restriction.

Paragraph 32 of the **Financial Reporting Standard (FRS) 116** of the **Malaysian Accounting Standards Board (MASB)** states that "The fair value of the land and building is usually determined from market based evidence by appraisal that is normally undertaken by professionally qualified valuers. The fair value items of plant and equipment is usually their market value determined by appraisal".

Paragraph 6 of the **Financial Reporting Standard (FRS) 116** defines **Fair Value** as the amount for which an asset could be exchanged between knowledgeable, willing parties in an arm's length transaction.

Paragraph 33 of the **Financial Reporting Standard (FRS) 116** also states that "If there is no evidence of market based evidence of fair value because of the specialised nature of the property, plant and equipment and the items are rarely sold, except as part of a continuing business, an entity may need to estimate fair value using an income or a depreciated replacement cost approach".

As the subject property is a specialised property and rarely sold, we have adopted the depreciated cost approach in arriving at the **Market Value (Fair Value)** of the subject property and the valuation is on the basis of the property, plant and equipment being in continued used.

"**In Continued Use**" means the retention of the assets in their present existing use for the purpose they were designed and built as part of an ongoing business.

The term "**Estimated Remaining Useful Life**" is the estimated period of time, expressed in years, that the asset will continue to perform in a satisfactory manner the functions for which it was designed, constructed and built, assuming normal and reasonable maintenance.

3. CONTENTS, SCOPE OF WORK AND OTHER DEFINITIONS

Our report consists of:-

This letter summarizing the results of our investigation;

An inventory with the technical description of the items comprising the assets included in the appraisal, showing for each item, or group of items, the Cost of Replacement, New, appraised Fair Market Value, % Depreciation, and the Estimated Remaining Useful Life;

Photographs of the assets; and

Limiting Conditions.

The assets appraised consist of certain working machinery and equipment for a Bio-diesel plant located at Lot 122A, Jalan Gebeng 2/3, Gebeng Industrial Estate, 26080 Kuantan, Pahang Darul Makmur, existing as of 31 October 2008, but exclusive of land, buildings and other land improvements, office furnitures and equipment, motor vehicles, materials and supplies, and others that are deemed as expense items. The description and value of the said assets under appraisement are provided in the inventory section of this report.

We have conducted physical inspection from 31 October to 01 November, 2008, and have given consideration to:-

Cost of Replacement, New, which is the estimated amount in terms of money required to replace the replaceable assets in accordance with current market prices for materials, labour, manufactured equipment, freight, installation, and other attendant costs and related charges;

Accrued depreciation as evidenced by the observed condition and present and prospective serviceability of the assets;

Extent, character, age and utility of the assets; and

Cost of similar assets in the market.

4. METHOD OF VALUATION

In valuing the assets, the Cost Approach or what is referred to as the Depreciated Replacement Cost (DRC) method was primarily used. This considers first to establish the Cost of Replacement, New, or the cost to reproduce or replace in new condition the assets appraised, with the same or of equivalent utility. The objective figure arrived at after multiplying this cost to the estimated remaining useful life against the full economic or useful life will result into the depreciated value of the asset, based on the Cost of Replacement, New. Wherever deemed appropriate or applicable, an allowance or a discount factor arising from condition, utility, age, wear and tear, and obsolescence (physical, functional and economic) present, if any, is further deducted to arrive at a Fair Market Value.

The Estimated Remaining Useful Life, which is expressed in years, is usually determined as net of the asset's normal useful lifespan vis-a-vis its length of usage, considering its date/year of manufacture, and/or from the time of its installation/commissioning, or when it was initially put in operation, up to the time of valuation.

In the course of our inspection, we have found out that the initial construction of the plant commenced sometime in 2006, while the installation of the machinery and equipment which were acquired from 2006 to 2008, followed suit from 2007 to 2008. As of to date, some of the remaining infrastructures needed are yet to be completed, as well as some machinery and equipment particularly under the process sections, are still to be installed, or are currently undergoing installation. The plant which is estimated to be around 99% completed, is intended to be operational on its first commercial production run sometime in 2009.

Although, we have not considered any depreciable amount on the values concluded for the assets as the plant is relatively new and is not yet in operation, the Fair Market Value as reported is reflective of the percentage of completion with reference to the Cost of Replacement, New, for a totally installed plant.

For any conversion of foreign currency to the Malaysian Ringgit (RM), we have used the exchange rates prevailing as at 31 October 2008, the cut-off date for the valuation.

5. CONCLUSION

Having due regard to all the above remarks, and as supported by the accompanying technical inventory, we are of the opinion that as at 31 October 2008, the values of the assets appraised, located at Lot 122A, Jalan Gebeng 2/3, Gebeng Industrial Estate, 26080 Kuantan, Pahang Darul Makmur, existing as of 31 October 2008 but without specific relation to earnings, were in the order of :-

FAIR MARKET VALUE (IN CONTINUED USE)

RM149,000,000/-
RINGGIT MALAYSIA: ONE HUNDRED AND FORTY NINE MILLION ONLY

<u>**Note:**</u>
The details of the inventory of machinery and equipment are attached in APPENDIX F

6. TECHNICAL AND PROFESSIONAL ASSISTANCE

This report is prepared with the technical and professional assistance of Mr. Mario Roberto P. Mendoza, B.S.M.E, Valuation Manager – Plant and Machinery of VPC Appraisal (S) Pte Ltd who has 26 years of experience in plant and machinery valuation.

APPENDIX E

PHOTOGRAPHS

VPC
MALAYSIA



PRE-TREATMENT PLANT



GLYCERINE PLANT



BIO-DIESEL PLANT



GENERAL SHOT OF THE PROCESS PLANTS



VARIOUS PUMPS (OSBL)



VARIOUS PUMPS (OSBL)

VPC
MALAYSIA



COMPRESSED AIR SYSTEM


TK-815

STEAM GENERATING SYSTEM



COOLING TOWER (CT801)

VPC
MALAYSIA



COOLING TOWER (CT805)



WASTE WATER TREATMENT PLANT



WEIGHBRIDGE



WEIGHBBRIDGE EQUIPMENT



EMERGENCY DIESEL GEN. SET



POWER TRANSFORMERS (NOS. 1 &2)


HIGH TENSION (HT) SWITCHGEAR


MAIN LOW TENSION (LT) SWITCHGEAR


AC/DC UPS BATTERY & CHARGER



PROCESS CONTROL EQUIPMENT



PROCESS CONTROL COMPUTERS



TYPICAL INST. & PROCESS CONTROL

VPC
MALAYSIA



EXTINGUISHER & HOSE REEL (FIRE FIGHTING)



CO2 SYSTEM (FIRE FIGHTING)



FIRE ALARM PANEL (FIRE FIGHTING)

VPC
MALAYSIA



FIRE HOST CABINET (FIRE FIGHTING)



EMERGENCY EYEWASH & SHOWER (SAFETY)



CCTV EQUIPMENT (CCTV SYSTEM)


TK-10
PIPING SYSTEM


TK-204
TANKAGE


TANKAGE



TANKAGE


TK-202

TANKAGE



TANKAGE

VPC
MALAYSIA


LABORATORY EQUIPMENT


LABORATORY EQUIPMENT


LABORATORY EQUIPMENT (IN BOXES)

APPENDIX F

DETAILS OF INVENTORY OF MACHINERY AND EQUIPMENT

VPC MALAYSIA

INVENTORY OF FIXED ASSETS
(MACHINERY AND EQUIPMENT)

Description/Location	Cost of Replacement, New (RM)	Fair Market Value (In Continued Use), RM	% Depreciation	Estimated Remaining Useful Life (Yrs.)
<u>BIO-DIESEL PLANT</u>				
<u>INSIDE BATTERY LIMITS (ISBL)</u>				
<u>Main Production Process (100,000 MTYPY)</u>				
1-Lot Pre-Treatment Plant- De Smet Ballestra, consisting of: *Oil Dryer/Buffer Tank (T501)-* Mild steel plate construction, about 1800mm x 3000mm DH, dished end, steel sheet cladded with insulation, steam fed, overhead installed, equipped with: Oil Feed Pump (PT501)- Sterling Fluid Systems, Type ZLND04250, S/No. 20608801, year 2006, centrifugal, stainless steel, 18.0m^3/H, 70.0m head, driven by a 15.0kW, 2930 RPM motor, set is mounted on structural steel base on concrete pad *Plate Heat Exchanger (T521A)-* Alfa Laval K.K., Type M6-FG, S/No. 30110-54537, year 2007, SS316, 6.0-7.0L volume, 5.0 Bar g design pressure, 6.5 Bar g test pressure, 100°C design temperature *Plate Heat Exchanger (T521B)-* Alfa Laval Singapore, Type M6-MPM, S/No. 30110-75235, year 2007, SS316, 12.0L volume, 6.0 Bar g design pressure, 7.8 Bar g test pressure, 140°C design temperature Note: T521B reportedly for start-up only *Phosphoric Acid (HPO $_4$) Dosing Unit-* With: Dosing Tank (T534AC)- Polyethylene material, about 260L capacity Dosing Pump (PT534AC)- Prominent, Type VAM10016PB, 16.9/19.2 LPH dosing rate, 0.74kW, 230/400V *Acid Mixer Pump (T504)-* De Smet Engineering (S.E.A.) Pte. Ltd., Singapore, Model MX65ANS1, S/No. 14348, year 2007, 15.2m3/H, 1.0 Bar head, about 76.0mm suction and discharge, driven by a 7.5kW motor *Buffer Tank/Acid Degumming Reactor (T503)-* Stainless steel material, steel sheet cladded with insulation dished ends, about 1500mm x 2400mm DH *Bleaching System-* Comprising: Bleaching Earth Dosing Device (606A)- With buttefly valves, flexible joint, dosing sight glass Pneumatic Bleaching Feed Assembly- With: Filter Unit (609A)- Steel casing, about 1500mm x 1800mm DH, cartridge type filters	19,000,000	18,800,000	0	20

Fan Unit (P609)-
Cosmos Engineering, Malaysia, Model 244B1, Mfg. No. 2446C, centrifugal type, 660mm size, driven through V-belt and pulleys by a 15.0kW motor
Bleaching Earth Buffer Hopper (or Holding Tank) 603A & 606A1-2-

Mild steel construction, cylindrical shaped, conical bottom, about 1500mm x 2400mm DH, 1800mm slant height, equipped with vibrator unit and other pertinent accessories
Hermetic Vertical Leaf Filter (616A1)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, Product Name LECLOCHEM Filter MVDCD/1500/1500/30/70, S/No. PMI-PV890, year 2007, 45.m^3 volume, -100/60 Kpa design pressure, 180 Kpa test pressure, 150°C design temperature, with mild steel body and stainless steel filters, equipped with:
Discharge Valve-
Motorized type
Spent Earth Collecting Hopper(657CK1)-
Carbon steel material
Hermetic Vertical Leaf Filter (616A2)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, Product Name LECLOCHEM Filter MVDCD/1500/1500/30/70, S/No. PMI-PV891, year 2007, 45.m^3 volume, -100/60 Kpa design pressure, 180 Kpa test pressure, 150°C design temperature, with mild steel body and stainless steel filters, equipped with:
Discharge Valve-
Motorized type
Spent Earth Collecting Hopper(657CK2)-
Carbon steel material
Equipment on Wooden Crates-
Comprising the 2nd filter units and components
Washing System For Leaf Filters-
Comprising:
Overhead Traveling Hoist-
Akita, 2-tons lifting capacity, manual chain type, with approx. 10.0m span steel runway
Filter Elements Cleaning Tank (682X)-
Mild steel construction with steel sheet cladding, about 3000mm x 3000mm x 3000mm LWH, open top, steel sheet cladded with insulation, steam heated
Filtered Oil Tank (682B)-
Mild steel construction,about 1500mm x 1200mm DL, steel sheet cladded with insulation, steel saddle mounted, with sight glass, and equipped with:
Filtered Oil Transfer Pump (P682B)-
Sterling Fluid Systems, Type ZLND04016, S/No. 20610841, year 2006, centrifugal, stainless steel, 18.0m^3/H, 40.0m head, driven by a 7.5kW, 2920 RPM motor, set is mounted on structural steel base on concrete pad
Oil/Water Separator (646A)-
Mild steel construction,about 1200mm x 1200mm DH, steel sheet cladded with insulation, supported on angle bar steel legs

Final Continuous (Oil) Heater/Bleacher (622UB/635/21)-

De Smet (Malaysia) Sdn. Bhd., built by Seong Henng Engineering Works (M) Sdn. Bhd., S/No. SH184, year 2007, stainless steel construction, steel sheet cladded with insulation, steam heated, -1.0-6.0 Bar g design pressure (min.-max), -0.93-3.0 Bar g design pressure (min.-max), 150-165°C design temperature (min-max.),105-144°C operating temperature (min-max.), equipped with:

Level Control Float Tank (P637/22)-

Radar type, stainless steel 304 material

2-Transfer Pumps (P622/1 & P622/2) to the Hermetic Vertical Leaf Filters-

Peerless, Type MTP-51, one with S/No. 115512H,11/06 date mfd., stainless steel, centrifugal, about 50mm x 25mm suction and discharge, each driven by an11.0kW, 2950 RPM, motor, set on structural steel base, concrete pad mounted

2-Bleached Oil Safety Filter Units (616B1 & 616B2)-

Air Force Master International Corporation, Model APM11, 03/2007 date mfd., SS304 material, bag type, about 356mm x 600mm DH, 10.0 kg/cm2 design pressure, 95°C operating temperature

Recovered Oil Tank (682A)-

Carbon steel, cylindrical shaped, conical bottom, about 1800mm x 2400mm DH, 1200mm slant height, with tubular steel legs, supported on concrete pedestals, equipped with:

Recovered Oil Pump (P682A)-

Sterling Fluid Systems, Type ZLND032125, S/No. 20610474, year 2006, centrifugal, stainless steel casing, SS316 impeller, 7.5m^3/H, 20.0m head, driven by a 1.5kW, 2800 RPM motor, set is mounted on structural steel base on concrete pad

Filter Blowing Vapours Scrubber (629) to Atmosphere and Hotwell-

Stainless steel, dished ends, about 300mm x 1200mm DH

First Stage Condenser/Injector System (641A1 and 641A2)-

Stainless steel material, with 2-pairs of mixing condenser and venturi type steam injector combination

Second Stage Condenser/Ejector System (841A1, 841A2 and 841B)-

With:

Steam Separator (846B)-

Carbon steel, about 400mm x 600mm DH, steel sheet cladded with insulation

2-Mixing Condensers and 3-Venturi type Steam Ejector Combination-

Stainless steel material, with one of the ejectors as start-up

Common Horizontal Steam Ejector-

Korting Hannover AG, venturi type, stainless steel material

Common Vertical Steam Ejector-

Korting Hannover AG, S/No. 201-6-13300-1, venturi type, stainless steel material

Deodorizer or Qualistock Stripper (822QS/802/808/814/821A, 822A & B, 880A1 & A2, 880B)-

Vestech Engineering Sdn. Bhd., S/No VE/28/07, year 2007, steel construction, cladded, with insulation, concrete pad mounted, 128.0m^3 nominal volume with the following operating parameters for the shell, Coil 1, Coils 2 & 3, and Coil 4, respectively: -1.0, 47, 10, 3 Bar g working pressure, -1.0, 88.0, 12, 4 Bar g design pressure, 200, 300, 280, 152°C design temperature

Oil Feed Pump (P802)-
Sterling Fluid Systems, Type ZLND040315, S/No. 1292070-01, year 2007, centrifugal, stainless steel impeller, about 3.0 x 1.5 suction and discharge, driven by a 18.5kW, 2935 RPM motor, set is mounted on structural steel base on concrete pad

High Pressure Steam Generator (890HP)-
GekaKonus, Type NUK-HP930, Mfg. No. 863/07, Order No. 10-8941, year 2007, 2436 kg/H steam output, 930kW, 44.3m2 heating surface, 95.0 Bar max. adm. pressure, 308°C max. adm. temperature, concrete pad mounted, provided with controls, and:

MFO Tank-
Carbon steel material, about 1.8m x 1.8m DH
Steam Superheater (849)-
Steel material, attached to the smokestack
Smokestack-
Steel material, about 600mm ave. x 24m DH, concrete pad mounted, equipped with monkey access ladder, and circular platform with hand rails

Fatty Acid Circulating Pump (P814AG)-
Sterling Fluid Systems, Type ZLND080200, S/No. S1288068-01, year 2007, centrifugal, stainless steel impeller, about 3.0 x 1.5 suction and discharge, 18.0m³/H, 85.0m head, driven by a 15.0kW, 2930 RPM motor, set is mounted on structural steel base on concrete pad

Fatty Acids Cooler (P881AG)-
Alfa Laval Singapore, Type M10-BFM, S/No. 30110-75234 year 2007, plate heat exchanger, SS316, 8.0L volume, 6.0 Bar g design pressure, 7.8 Bar g test pressure, 100°C design temperature

Fatty Acids Tempered Water Pump (P850/81AG)-
Sterling Fluid Systems, Type ZLNMD050120, year 2006, centrifugal, cast iron material, about 3.0 x 2.0 suction and discharge, 35.0m³/H, 25.0m head, driven by a 3.0kW, 2520 RPM motor, set is mounted on structural steel base on concrete pad

Stripper Oil Discharge Pump (P822)-
Sterling Fluid Systems, Type ZLND040250, S/No. EE060813C, year 2007, centrifugal, stainless steel impeller, about 6.0 x 4.0 suction and discharge, 90.0m³/H, 50.0m head, driven by a 30.0kW, 2950 RPM motor, set is mounted on structural steel base on concrete pad, equipped with:
Filter Unit-
Dual type, stainless steel material, concrete pad mounted

Shutdown Cooler-Start Up Heater (881X)-
Tenaga Tiub Sdn. Bhd. Kuala Lumpur, Malaysia, S/No.11548, year 2007, shell & tube type heat exchanger, about 600mm x 4877mm DL, 26.7m2, surface area, concrete pedestal mounted, with the following operating parameters for the shell and tube, respectively: 1300 & 1000 KPa design pressure, 1930 & 1300 KPa test pressure, 200°C design temperature

Final Oil (Deodorized) Cooler (881B)-
Alfa Laval K.K., Type M6-FG S/No. 30110-54538 year 2007, plate heat exchanger, SS316, 16.0L volume, 8.0 Bar g design pressure, 10.4 Bar g test pressure, 150°C design temperature

3-Deodorized Oil Filters (816C1, 816C2, & 816C3)-
Air Force Master International Corporation, Model APMTK28H, 03/2007 date mfd., SS material, steel sheet cladded, with insulation, cartridge type, about 400mm x 1270mm DH each, 10.0 kg/cm2 design pressure, 95°C operating temperature
Plant complete with the structural steel housing, various controls, internal piping and instrumentation system, and other pertinent accessories

1-Lot Glycerine Distillation And Refining Plant-	21,000,000	20,800,000	0	20

De Smet Ballestra, consisting of:
Deaerator Loop System-
Comprising:
Dearerator/Preconcentrator (650V1)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV1143, year 2007, steel sheet cladded, with insulation, about 1200mm x 3658mm DH 5.43m^3 volume, full vacuum design pressure, 130.0 Kpa test pressure, 130°C design temperature, supported on angle bar steel legs
2-Crude Glycerine Heaters (650E1- A/B)-
Nameplate specifications inaccessible, shell and tube type heat exchanger, steel sheet cladded, with insulation
Caustic Soda Dosing Pump (650P9)-
Prominent Dosier Technik, Type 81BAH120368ET000M8004, S/No. 2707081105, 36/42 LPH dosing rate, 12 bar, 0.09kW
Column Feed Pump (650P1)-
Goulds Pump ITT, Type 10-100-55-315, , S/No. 1601K51, year 2007, centrifugal, about 100.0mm x 64.0mm suction and discharge, 70.0 m^3/H, 25m head, driven by a 15.0kW, 1460 RPM motor, set on structural steel base, mounted on concrete pad

Deaerator Bottom Discharge Pump (650P8)-
Wilden, S/No. 0020203454, diaphragm type, concrete pedestal mounted
Thermostatized Water System-
Comprising:
Water Accumulator (655-V-1)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV1144, year 2007, steel sheet cladded, with insulation, about 1500mm x 2400mm DH 1.43m^3 volume, 40.0 KPa, design pressure, 52 Kpa test pressure, 80°C design temperature, supported on angle bar steel legs
Thermostatized Water Pump (655P1)-
Goulds Pump ITT, Type 10-125-80-60, , S/No. 1601850, year 2007, centrifugal, about 125.0mm x 76.0mm suction and discharge, 95 m^3/H, 25m head, driven by a 15.0kW, 2950 RPM motor, set on structural steel base, mounted on concrete pad
Thermostatized Water Cooler (655E1)-
Tenaga Tiub Sdn. Bhd. Kuala Lumpur, Malaysia, S/No.TT-79, year 2007, shell & tube type heat exchanger, about 508mm x 6096mm DL, 6.18m2, surface area, steel saddle mounted, with the following operating parameters for the shell and tube, respectively: 100 & 300 KPa design pressure, 330 & 110 KPa test pressure, 90°C and 11°C design temperature

Column Reboiler (650E2)-

Tenaga Tiub Sdn. Bhd. Kuala Lumpur, Malaysia, S/No.TT-79, year 2007, carbon steel material, shell & tube type heat exchanger, 2.6m2, surface area, steel sheet cladded, with insulation, and with the following operating parameters for the shell and tube, respectively: 1300 & 57.0 KPa design pressure, 10 & 150 KPa test pressure, 113°C and 300°C design temperature, equipped with:

Reboiler Recirculation Pump (650P2)-

Goulds Pump ITT, Type 3160, S/No. E259C022, year 2007, centrifugal, about 300.0mm x 254.0mm suction and discharge, driven by a 37.0kW, 1740 RPM motor, set on structural steel base, mounted on concrete pad

Distillation Column (650C1)-

Vertical construction, cylindrical shaped, stainless steel material, about 1800mm x 10.7m DH top portion, 2400mm x 3.7m DH bottom portion, steel sheet cladded, with insulation, concrete pad mounted, equipped with layers of structured packing with distributors, holding up tray, draw-off trays, and demister

Salt Discharge Pump (650P6)-

Netzch Nemo, Type N/M0383Y02512B, Machine No. 396227, progressive cavity type, stainless steel, about 76mm suction and discharge, 0.1-0.5 m3/H, 3 Bar, driven by a 1.5kW, 1675 RPM motor, set on structural steel base, mounted on concrete pad

Wiped-Film Evaporator (650E4)-

Stainless steel material, about 1200mm x 7.6m DH, equipped with an approx. 30kW motor

Cyclone (650V6)-

PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV1146, year 2007, about 1200mm x 1800mm DH, conical bottom, about 900mm slant ht., 1.60m^3 volume, 40.0 KPa, full vacuum design pressure, 130.0 Kpa test pressure, 190°C design temperature

Stripped Glycerine Condenser (650E3)-

Tenaga Tiub Sdn. Bhd. Kuala Lumpur, Malaysia, S/No.TT-71, year 2007, stainless steel material, shell & tube type heat exchanger, about 900mm x 2400mm DL, 0.15m^2, surface area, with the following operating parameters for the shell and tube, respectively: 0.77 & 100.0 KPa design pressure, 113°C and 90°C design temperature, steel saddle supported

Diametric Oil Heating System (650X1)-

Thermtechnik THT GmBH, Hamburg, Germany, Boiler Type THT-E85, S/No. Z071993, year 2007, 85.0kW output, 10.0 Bar M.A.W.P., 300°C M.A.W.T. with:

Pump-

KSB Etanorm, , Type S4A040, centrifugal, 0.35-.0.70 m^3/H, driven by a 7.5kW, 2930 RPM motor

Diametric Oil Vessel (650XD1)-

Vessel No. 2071993, dished ends, 500L capacity, about 711mm x 1321mm DL, 300°C operating temperature, equipped with pump

Expansion Vessel (650XV1)-

Vessel No. 2071993, dished ends, 360L capacity, about 600mm x 1200mm DL, 300°C operating temperature

Scrubber System-

Comprising:

Scrubber Vessel-

Stainless steel material,about , 1800mm x 9.0m DH, steel sheet cladded, with insulation

Second Grade Glycerine Pump (650P3)-
Goulds Pump ITT, Type IC-100-55-315, , S/No. 1601K47 year 2007, centrifugal, about 65.0mm x 40.0mm suction and discharge, 20.0 m^3/H, 28m head, driven by a 11.0kW, 2940 RPM motor, set on structural steel base, mounted on concrete pad

Second Grade Glycerine Cooler (650E1)-
Alfa Laval Singapore, Type M10-MFX, S/No. 30110-75320 year 2007, plate heat exchanger, SS316, 12.0L volume, 6.0 Bar g design pressure, 6.5 Bar g test pressure, 40°C design temperature

Steam Jet Ejector (J-1)-
Korting Hannover AG, Fabrication No. 207-7-13980-1, year 2007, 365L body vol., -1/0.5 Bar g M.A.W.P., 20/185°C max. allowable temperature

Steam Jet Ejector (J-2)-
Korting Hannover AG, Fabrication No. 207-7-13980-2, year 2007, 175L body vol., -1/0.5 Bar g M.A.W.P., 20/185°C max. allowable temperature

Surface Condenser (650E5)-
Carbon steel, shell and tube type, about 762mm x 7.3m DH, steel sheet cladded, with insulation, equipped with:

Steam Jet Ejector (J-3)-
Venturi type

Surface Condenser (650E6)-
Tenaga Tiub Sdn. Bhd. Kuala Lumpur, Malaysia, S/No.TT-68, year 2007, carbon steel material, shell & tube type heat exchanger,17.0m^2, surface area, with the following operating parameters for the shell and tube, respectively: 600.0 KPa design pressure, 80°C and 150°C design temperature, equipped with:

Steam Jet Ejector (J-4)-
Venturi type

Pumparound Receiver (650V2)-
Stainless steel material,about, dished ends, 1800mm x 2400mm DH, steel sheet cladded with insulation, equipped with:

Pumparound Pump (650P4)-
Goulds Pump ITT, Type 5C-80-50-200, S/No. 1601K4 year 2007, centrifugal, about 80.0mm x 50.0mm suction and discharge, 43.0 m^3/H, 36m head, driven by a 11.0kW, 2940 RPM motor, set on structural steel base, mounted on concrete pad

Pumparound Cooler (650EP2)-
Alfa Laval K.K., Type M10-BFM, S/No. 30110-94831, year 2007, plate heat exchanger, SS316, 16.0L volume, 6.0 Bar g design pressure, 7.8 Bar g test pressure, 150°C design temperature

Glycerine Deodorizer (650C3)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV1142, year 2007, about 1200mm x 1800mm DH, stainless steel material, steel sheet cladded, with insulation, 1.50m^3 volume, full vacuum design pressure, 130.0 Kpa test pressure, 100°C design temperature, equipped with:

First Grade Glycerine Pump (650P5)-
Goulds Pump ITT, Type IC-40-25-200, S/No. 1601K49 year 2007, centrifugal, stainless steel material, about 40.0mm x 25.0mm suction and discharge, 25.0 m^3/H, 54m head, driven by a 7.5kW, 2930 RPM motor, set on structural steel base, mounted on concrete pad

Distilled Glycerine Cooler (650EP3)-
Alfa Laval K.K., Type M6-FG, S/No. 30110-94830, year 2007, plate heat exchanger, SS316, 14.0L volume, 5.5 Bar g design pressure, 6.4 Bar g test pressure, 150°C design temperature
3-Bleachers (650V3, 650V4, & 650V5)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV1145, PMI-PV1146, & PMI-PV1147, year 2007, about 1500mm x 7620mm DH each, stainless steel material, steel sheet cladded, with insulation, 5.50m^3 volume, 6.5 Kpa test pressure, 100°C design temperature, equipped with:
2-Polishing Filters (650F1A & 650F1B)-
Air Force Master International Corporation, Model APM13, 03/2007 date mfd., SS304 material, bag type, about 356mm x 600mm DH each, 10.0 kg/cm2 design pressure, 95°C operating temperature
Distilled Glycerine Cooler (650EP4)-
Alfa Laval Singapore., Type M6-MF, S/No. 30110-75321, year 2007, plate heat exchanger, SS316, 7.0L volume, 6.5 Bar g design pressure, 6.5 Bar g test pressure, 100°C design temperature
Plant complete with the structural steel housing, various controls, internal piping and instrumentation system, and other pertinent accessories

1-Lot Bio-Diesel Plant-	46,000,000	45,500,000	0	20

De Smet Ballestra, consisting of:
Methanol Rectification (Unit 160)-
Comprising:
Methanol Distillation Column (160C1)-
Vertical, stainless steel material, about 1500mm x 21.30m DH, steel sheet cladded, with insulation, concrete pad mounted, equipped with:
Methanol Reboiler (160E3)-
Alfa Laval Vicape, Type CPL30-H-60PLS, S/No. CPL30-4432, year 2007, plate heat exchanger, SS316, 30.75L volume, FV/5B design pressure, 7.15 Bar g test pressure, 147-103.4°C design temperature
Methanol Condenser (160E2)-
De Smet Ballestra (M)/ Seremban Engineering Sdn. Bhd., S/No.DE1008P-160E2, year 2007, stainless steel material, about 508mm x 4877mm DH, dished ends, 0.45 m^3 vol., 0.49-6.7 kg/cm^2 operating pressure, 65-39°C operating temperature, steel sheet cladded, with insulation, supported on steel saddles
Glycerine Feed (Recycling) Pump (160P5)-
Sterling, year 2007, stainless steel material, centrifugal, multi-stage, about 50.0mm x 38.0mm suction and discharge, driven by a 4.0kW, 1420 RPM motor, set on structural steel base, mounted on concrete pad
Wet Methanol Holding Tank (160V1)-
Horizontal, dished ends, stainless steel material, about 1800mm x 3658mm DL, concrete pedestal mounted, equipped with:

Methanol Feed Pump (160P1)-
Sterling, Type CEMBAF1AK4B4H, S/No. D215327210, year 2007, stainless steel material, centrifugal, multi-stage, about 38.0mm x 25.0mm suction and discharge, driven by a 1.0kW, 1420 RPM motor, set on structural steel base, mounted on concrete pad

Dry Methanol Holding Recycle Tank (160V2)-
Horizontal, dished ends, stainless steel material, about 1200mm x 4877mm DL, concrete pedestal mounted, equipped with:

Methanol Feed Pump (160P2)-
Sterling, Type B3662AF/A14/B4K, year 2007, stainless steel material, centrifugal, multi-stage, about 50.0mm x 38.0mm suction and discharge, driven by a 2.5kW, 1415 RPM motor, set on structural steel base, mounted on concrete pad
Methanol Heater (160E1)-
Alfa Laval Lunde AB, Type M6-FG, S/No. 301C6-12418, year 2007, plate heat exchanger, SS316, 0.7L volume, 10.0 Bar g design pressure, 13.0 Bar g test pressure, 120°C design temperature
Methanol Cooler(160E4)-
Alfa Laval Lunde AB, Type M6-MFG, S/No. 301C6-12419, year 2007, plate heat exchanger, SS316, 4.0L volume, 6.0 Bar g design pressure, 7.8 Bar g test pressure, 90°C design temperature

Transesterification (Unit 163)-
Comprising:
Third Loop (Transesterification) Reactor (163A1)-
De Smet (M) Sdn. Bhd./Seremban Engineering Sdn. Bhd., S/No. 070310-163A1, year 2007, stainless steel material, about 2400mm x 4877mm DH, steel sheet cladded, with insulation, 11-1.7m^3 vol., 0.49-8.12kg/cm^2 design pressure, equipped with agitator
First Loop Recirculation Pump (163P2)-
Sterling Fluid Systems, Type ZLND150250, S/No. 51296561-02, stainless steel material, centrifugal, about 254.0mm x 200.0mm suction and discharge, driven by a 30.0kW, 1465 RPM motor, set on structural steel base, mounted on concrete pad
Glycerine Extraction Pump (163P3)-
Viking, Model HJ4197, S/No. 111975505, rotary type, stainless steel material, about 38.0mm suction and discharge, driven by an approx. 3.0kW motor, set on structural steel base mounted on concrete foundation
Second Loop Recirculation Pump (163P4)-
Sterling Fluid Systems, Type ZLND150250, stainless steel material, centrifugal, about 254.0mm x 200.0mm suction and discharge, driven by a 30.0kW, 1465 RPM motor, set on structural steel base, mounted on concrete pad
First Loop (Transesterification) Reactor (163V1)-
De Smet (M) Sdn. Bhd./Seremban Engineering Sdn. Bhd., S/No. 070306-166C1, year 2007, stainless steel material, about 1800mm x 1800mm DH, steel sheet cladded, with insulation, 4.3m^3 vol., 0.49kg/cm^2 designpressure
Second Loop (Transesterification) Reactor (163V2)-
De Smet (M) Sdn. Bhd./Seremban Engineering Sdn. Bhd., S/No. 070306-166C1, year 2007, stainless steel material, about 1800mm x 1800mm DH, steel sheet cladded, with insulation, 4.3m^3 vol., 0.49kg/cm^2 design pressure

Methyester/Glycerine Separation (Unit 163)-

Comprising:

Methanol Condenser (163E2)-

Tenaga Tiub Sdn. Bhd. Kuala Lumpur, Malaysia, S/No.TT-47 year 2007, shell & tube type heat exchanger, carbon steel material, about 600mm x 4877mm DL, 125.6m^2 surface area, steel saddle mounted, with the following operating parameters for the shell and tube, respectively: Full Vacuum & 450 KPa design pressure, 150 & 585 KPa test pressure, 90°C design temperature

Glycerine Recycle Pump (163P6B)-

Viking, Model 9755094J413, S/No. 664197, rotary type, stainless steel material, about 38.0mm suction and discharge, driven by a 1.1kW motor, set on structural steel base mounted on concrete foundation

Methyester/Glycerine Separator (163S1)-

Horizontal, dished ends, stainless steel material, about 3200mm x 7315mm DL, concrete saddle mounted, equipped with:

Glycerine Extraction Pump (163P6A)-

Viking, S/No.11924293, rotary type, stainless steel material, about 32.0mm suction and discharge, driven by a 0.37kW motor, set on structural steel base mounted on concrete foundation

Separator (163S3)-

Horizontal, stainless steel material, about 1500mm x 7620mm DL, steel saddle support

Water Scrubber (163X1)-

Vertical, cylindrical, carbon steel material, with random packing

Flash Chamber (163V4)-

PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV341 year 2007, stainless steel material, about 1200mm x 4267mm DH, 2.65m^3 volume, 457-103 kPa design pressure,134 KPa test pressure, 110°C design temperature, steel sheet cladded, with insulation

Glycerine Hold Up Vessel (163V8)-

Horizontal, dished ends, stainless steel material, about 1200mm x 2400mm DL, concrete saddle mounted, equipped with copper coils

Methylester/Glycerine Centrifugation (Unit 163)-

Comprising:

Bio-Diesel/Glycerine Centrifugal Separator (163S2)-

Servizi Industriali Separation Technology, Type S10105BDI/3S, S/No. 29907, Year 2007, 1200kg/m^3 max. allowed product density, 95°C max. allowed medium temperature, concrete pad mounted, driven by an 18.5kW motor

Methyester Heater (163E3/A)-

Alfa Laval, Type M6-MFG, S/No. 30106-12421, year 2007, plate heat exchanger, SS316, 4.7L volume, 6.0 Bar g design pressure,100°C design temperature

Methyester Cooler (163E3/B)-

Alfa Laval Lund AG, Type M10-GF/FG, year 2007, plate heat exchanger, SS316, 4.7L volume, 6.0 Bar g design pressure,100°C design temperature

Methyester Holding Vessel (163V7)-
Horizontal, dished ends, stainless steel material, about 2400mm x 4877mm DL, concrete saddle mounted, equipped with:

Methylester Extraction Pump (163P7)-
Sterling Fluid Systems, Type ZLND010200, year 2007, stainless steel material, centrifugal, about 76.0mm x 50.0mm suction and discharge, driven by a 7.5kW, 2945 RPM motor, set on structural steel base, mounted on concrete pad
Methylesther/Citric Acid Static Mixer (163MX1)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-8M2.56.316, year 2007, stainless steel material

Glycerine Holding Up Vessel (163V9)-
Horizontal, dished ends, stainless steel material, about 1200mm x 2400mm DL, steel sheet cladded, with insulation, concrete saddle mounted, equipped with:
Glycerine Extraction Pump (163P10)-
Sihi, stainless steel material, centrifugal type, multi-stage, about 38.0mm suction and discharge, driven by a 1.35kW, 2900 RPM motor, set on structural steel base, mounted on concrete pad

Cleaning Table For Separator (163U1)-
Mild steel material, about 762mm x 3000mm x 762mm LWH
(Note: Installation still ongoing)
Methylester Purification (Unit 163)-
Comprising:
Methyester Pre-heater (163E4)-
Alfa Laval, Sweden, Type 400-96H, Art. No. 32870 5771 6, year 2007, plate heat exchanger, SS316, 35.53L volume, 29.0 Bar g test pressure,-196-295°C design temperature
Methylester Heater (163E5)-
Tenaga Tiub Sdn. Bhd. Kuala Lumpur, Malaysia, S/No.TT-72, year 2007, shell & tube type heat exchanger, about 762mm x 1800mm DH, 38.3m2, surface area, steel sheet cladded, with insulation, with the following operating parameters for the shell and tube, respectively: 1300 & 45 KPa design pressure, 1690 & 150 KPa test pressure, 200°C and 185°C design temperature
Methanol Condenser (163E6)-
Tenaga Tiub Sdn. Bhd. Kuala Lumpur, Malaysia, S/No.TT-44 year 2007, shell & tube type heat exchanger, stainless steel material, about 457mm x 3658mm DL, 11.0m^2 surface area, steel saddle mounted, with the following operating parameters for the shell and tube, respectively: 45 & 450 KPa design pressure, 150 & 585 KPa test pressure, 160 & 90°C design temperature

Methylester Extraction Pump (163P8)-
Sterling Fluid Systems, stainless steel material, centrifugal, about 76.0mm x 50.0mm suction and discharge, driven by a 5.5kW, 2935 RPM motor, set on structural steel base, mounted on concrete pad mounted
Methylester Recirculation Pump (163P14)-
Sterling Fluid Systems, Type ZLND180200, year 2007, stainless steel material, centrifugal, about 76.0mm x 50.0mm suction and discharge, driven by a 5.0kW, 1445 RPM motor, set on structural steel base, mounted on concrete pad

Methylester Stripping Column (163C1)-
De Smet (M) Sdn. Bhd./Seremban Engineering Sdn. Bhd., year 2007, stainless steel material, about 1200mm x 7620mm DH, steel sheet cladded, with insulation

Vent Condensation (Unit 163)-

Comprising:

Condensed Methanol Vessel (163V6)-

DeSmet (M) Sdn. Bhd., Seremban Engineering, S/No. 070317, year 2007, vertical, carbon steel material, about 12.5m^3 vol., 3658mm x 3658mm DH, 0.007 kg/cm^2 g design pressure, 100°C design temperature, concrete pad mounted, equipped with:

Vent Condenser (163E7)-
Carbon steel material, shell and tube type, about 508mm x 1800mm DH

Hydraulic Seal (163V11)-
Carbon steel material, about 300mm x 1372mm DH, concrete pad mounted

Flame Arrester (163Y2)-
Venting valve type

Recovered Methanol Transfer Pump (163P9)-
Sterling Fluid Systems, year 2006, stainless steel material, centrifugal, about 38.0mm x 32.0mm suction and discharge, driven by a 2.5.0kW, 1415 RPM motor, set on structural steel base, mounted on concrete pad

Glycerine Purification (Unit 166)-

Comprising:

Neutralization Reactor (166A1)-
Vertical, PRFV/PVDR material, about 1500mm x 2400mm DH, supported on tubular steel legs, equipped with stirrer, and with:

Caustic Soda Dosing Pump (166P7)-
Prominent Dosier Technik, stainless steel material, 0.18kW drive motor

Heat Exchanger-Heater (166E1)-
Alfa Laval Lunde AB, Type M6-FG, S/No. 30106-12424, year 2007, plate heat exchanger, SS316, 6.3L volume, 7.8 Bar g design pressure, 6.0 Bar g test pressure, 130°C design temperature

Heat Recovery Exchanger (166E2)-
Alfa Laval Lunde AB, Type M6-MFG, S/No. 30106-12423 year 2007, plate heat exchanger, SS316, 6.3L volume, 7.8 Bar g design pressure, 6.0 Bar g test pressure, 130°C design temperature

Glycerine Feed Pump (166P1)-
Sterling, Type CEMA31017AMC3484, year 2007, stainless steel material, centrifugal, multi-stage, about 50.0mm x 38.0mm suction and discharge, driven by a 2.0kW, 1120 RPM motor, set on structural steel base, mounted on concrete pad

Glycerine Transfer Pump (166P3)-
CDR Pompe, S.P.a., Type UCR-6L-40-25-160, PP material, centrifugal, about 40mm suction and discharge, 4.0 m3/H, 25.0m head, driven by a 3.3kW, 2900 RPM motor, set on structural steel base, mounted on concrete pad

(Note: Installation still ongoing)

Fatty Acid Transfer Pump (166P4)-
Wilden, Model UA.038 TZTTE/LEL/TF/TZTV, S/No. W055735, 04/2007 date of construction, PP material, metering, 400LPH, 5.5 bar head, set on structural steel base, mounted on concrete pad

Hydrochloric (HCL) Acid Dosing Pump (166P6)-
Prominent Dosier Technik, Type 828AHM07220PVT0000L200, stainless steel material, 0.18kW drive motor

Settling Tank/Phase Separator (166S1)-
Horizontal, dished ends, PRFD/PVDF material, about 1200mm x 4877mm DL, concrete pedestal mounted, equipped with:

Acidification Reactor (166V2)-
Vertical, PRFV/PVDR material, about 1500mm x 1800mm DH, supported on tubular steel legs, equipped with stirrer

Hydraulic Seal (166V8)-
PP material, about 300mm x 1372mm DH, concrete pad mounted

Methanol Distillation (Unit 166)-
Comprising:

Glycerine Pre-heater (166E3)-
Alfa Laval Lund AG, Type M6-MFG, S/No. 30106-12425 year 2007, plate heat exchanger, SS316, 1.6L volume, 8.0 Bar g design pressure, 160°C design temperature

Glycerine Reboiler (166E4)-
De Smet (M) Sdn. Bhd./Seremban Engineering Sdn. Bhd., S/No. 061001-P, year 2007, shell and tube type heat exchanger, carbon steel material, steel sheet cladded, with insulation, with the following operating parameters for the shell and tube, respectively: 0.64 m^3 vol.,13.2/0.49 kg/cm^2 max. to min. design pressure, 10.15/0.20 kg/cm2 max. to min. operating pressure, 200°C design temperature, 184-152/155 min. to max. operating temperature

Glycerine Transfer Pump (166P8)-
Sihi, Type CEMA3102LLMC8181, stainless steel material, centrifugal, multi-stage, about 50.0mm x 25.0mm suction and discharge, driven by a 2.5kW, 2900 RPM motor, set on structural steel base, mounted on concrete pad

Glycerine Extraction Pump (166P9)-
Sihi, Type CEMAY103AAA57CHI, stainless steel material, centrifugal, multi-stage, about 50.0mm x 25.0mm suction and discharge, driven by a 1.6kW, 1475 RPM motor, set on structural steel base, mounted on concrete pad

Glycerine Reboiler Pump (166P10)-
Sterling Fluid Systems, Type ZLND150250, year 2007, stainless steel material, centrifugal, about 254.0mm x 200.0mm suction and discharge, driven by a 30.0kW, 1465 RPM motor, set on structural steel base, mounted on concrete pad

Vacuum System-
Comprising:

Vacuum Pump (163P11)-
Sterling Fluid Systems, Type LPHA 55316 BN, S/No. 9-07-107403-20, year 2007, 385-440 m3/H, 33.0 Bar head, 13.5kW, 1450-1740RPM motor

Buffer Tank-
Carbon steel, dished ends

System complete with other pertinent accessories

Mixing Tank (163V3)-
De Smet Ballestra, S/No. PMI-PV-1355, year 2007, stainless steel material, about 600mm x 1800mm DH, dished ends, 0.64m^3 vol., ATM-5.0 Bar g design pressure min. to max, 180-200°C min-max. design temperature, 150°C operating temperature, supported on angle bar steel framing

Methanol/Glycerine Distillation Column (166C1)-
De Smet (M) Sdn. Bhd./Seremban Engineering Sdn. Bhd., S/No. 070306-166C1, year 2007, stainless steel material, about 1500mm x 7.3m DH, steel sheet cladded, with insulation, 3.27m^3 vol., 0.2kg/cm^2 operating pressure, 125°C operating temperature

Glycerine Holding Tank (166V3)-
Vertical, dished ends, stainless steel material, about 1800mm x 3658mm DH, steel sheet cladded, with insulation, with angle bar steel legs, concrete pad mounted

Citric Acid Solution Preparation (Unit 600)-
Comprising:
Citric Acid Dissolution (Solution Preparation) Vessel (600A1)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV346 year 2007, stainless steel material, about 1200mm x 1200mm DH, 0.6m^3 volume, ATM design pressure, Full Water test pressure, 30°C design temperature, equipped with a 0.75kW, 910 RPM agitator
Water Dosing Pump (600P2A)-
Prominent Dosier Technik, Type TTVB2079700SST1190L200, metering, stainless steel material, 720 LPH dosing rate, 0.75kW drive motor, set on structural steel base, mounted on concrete pad

Citric Acid Dosing Pump (600P2B)-
Prominent Dosier Technik, Type S2BSM0710001200, S/No. 2007033819, metering, stainless steel material, 120 LPH dosing rate, 0.7 Bar, 0.18kW drive motor, set on structural steel base, mounted on concrete pad
Warm Water Holding Tank (600V1)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV835 year 2007, carbon steel material, about 1200mm x 1800mm DH, 1.2m^3 volume, ATM design pressure, Full Water test pressure, 120°C design temperature, supported on angle bar steel legs
Chemical Transfer Pump (600P1)-
Prominent Dosier Technik, illegible nameplate, metering, 0.18kW drive motor, set on structural steel base, mounted on concrete pad
Chemical Pump-
Prominent Dosier Technik, Type 07220PV1000L200, stainless steel material, 120 LPH dosing rate, 18kW drive motor, set on structural steel base, mounted on concrete pad
Citric Acid ($C_6H_8O_7$) Solution Holding Tank (600V2)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV847 year 2007, stainless steel material, about 600mm x 900mm DH, 0.33m^3 volume, ATM design pressure, Full Water test pressure, 90°C design temperature, supported on angle bar steel legs, mounted on concrete pad
Citric Acid (C6H8O7) Solution Filter (600F1)-
Air Force Master International Corporation, Model APM17, 05/2007 date mfd., SS304 material, bag type, about 356mm x 600mm DH, 20.0 kg/cm2 design pressure, 95°C operating temperature

Virgin Oil Drying (Unit 180)-

Comprising:

Oil Pre-heater (180E1)-

Alfa Laval Lund AG, Type M6-FG, S/No. 30106-12426 year 2007, plate heat exchanger, SS316, 22.1L volume, 6.0 Bar g design pressure, 7.8 Bar test pressure, 120°C design temperature

Oil Heater (180E2)-

Alfa Laval Lund AG, Type M6-MFG, S/No. 30106-12427 year 2007, plate heat exchanger, SS316, 2.7L volume, 6.0 Bar g design pressure, 10.4 Bar test pressure, 160°C design temperature

Condenser (180E3)-

Alfa Laval Lund AG, Type M6-MFG, S/No. 30106-12428 year 2007, plate heat exchanger, SS316, 7.9L volume, 7.8 Bar g design pressure, 6.0 Bar test pressure, 130°C design temperature

Dry Oil Transfer Pump (180P1)-

Sterling Fluid Systems, Type ZLND40200, year 2007, centrifugal, about 76.0mm x 38.0mm suction and discharge, driven by a 13.0kW, 2910 RPM motor, set on structural steel base, mounted on concrete pad

Vacuum System-

Comprising:

Vacuum Pump (180P2)-

Sterling Fluid Systems, Type LPHX 45316 AB, S/No. 0-02-12-125, year 2007, 385-440 m^3/H, 33.0 Bar head, 6.8kW, 1450-1740RPM motor

Buffer Tank-

Carbon steel, dished ends

System complete with other pertinent accessories

Flash Chamber (180V1)-

PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV834, year 2007, stainless steel material, about 1200mm x 3000mm DH, 2.22m^3 volume, 100 kPa design pressure,130 KPa test pressure, 140°C design temperature, steel sheet cladded, with insulation

Hydraulic Seal (180V2)-

PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV337, year 2007, carbon steel material, about 300mm x 1372mm DH, 0.05m^3 volume, 45.0 KPa design pressure, 58.5 KPa test pressure, 40°C design temperature, mounted on concrete pad

Gas Liquid Separator/Cyclone (180Y1)-

PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV799, year 2006, stainless steel material, 0.024m^3 vol., FV/500 kPa design pressure,65G KPa test pressure, 150°C design temperature

Acid Esteriification Reactor (191A1)-

De Smet Engineering (SEA)/Italprotec Critical Juice Solutions, Italy, S/No. 071076, year 2007, about 300mm x 14.6m DL, 1.48mC capacity, 130°C working temperature, 168°C design temperature, 11 Bar working pressure, 15.0 Bar design pressure, equipped with:

Motionless (Acid) Mixer (191MX1)-
Statiflo International Ltd. U.K., Series 300, S/No.88443/1-1, 14.0 Bar g design pressure at 175°C
Acid Esteriification Heater (191E1)-
Alfa Laval Lunde AB, Type M6-MFG, S/No. 30106-13129, year 2007, plate heat exchanger, SS316, 3.2L-3.6L volume, 4.5-15.0 Bar g design pressure, 5.9-19.5 Bar g test pressure, 160°C design temperature
Acid Esterification Reactor Flash Tank (191V3)-
Vertical, about 508mm x 1800mm DH, supported on structural steel legs
(Note: Some installation still ongoing)
Heat Exchanger (191E2)-
Alfa Laval Lunde 2-3, Type M6-MFG, S/No. 30106-13130, year 2007, plate heat exchanger, SS316, 6.7L volume, 5.0 Bar g design pressure, 6.5 Bar g test pressure, 100°C design temperature , mounted on steel platform with access ladder and railings
Acid Sterification Feed Tank Pump (191P1)-
Viking, Model LUP41017, S/No. 18953575, rotary type, stainless steel material, about 38.0mm suction and discharge, driven by 3.0kW, 1420/1720 RPM, set on structural steel base mounted on concrete foundation
Esterified Oil Pump (191P2)-
Sihi, S/No. 3003925-01, centrifugal type, multi-stage, about 38.0mm suction and discharge, driven by a 1.35kW, 2900 RPM motor, set on structural steel base, mounted on concrete pad
(Note: Installation still ongoing)

Acid Catalyst Pump (191P4)-
Prominent Dosier Technik, Type S2BAHK1000SST4000L200S2BA, chemical metering, stainless steel material, about 19.0mm suction and discharge, 0.4/7.6 LPH dosing rate, 0.18kW drive motor, set mounted on structural steel base
Sulphuric Acid (H_2SO_4) Hold Up Tank (191V1)-
PMI-Seisakusho Snd. Bhd., Ipoh, Perak, Malaysia, S/No. PMI-PV848 year 2007, stainless steel material, about 900mm x 1800mm DH, 0.212m^3 volume, ATM design pressure, Full Water test pressure, 34°C design temperature, supported on angle bar steel legs, mounted on concrete pad
Acid Esterification Settling Tank (191V2)-
Horizontal, dished ends, PRFD/PVDF material, about 1200mm x 4877mm DL, concrete saddle mounted
Waste Water Methanol Stripping (Unit 381)-
Comprising:
Waste Water(Reboiler) Heater (381E1)-
Tenaga Tiub Sdn. Bhd. Kuala Lumpur, Malaysia, S/No.TT-80 year 2007, shell & tube type heat exchanger, with the following operating parameters for the shell and tube, respectively: 600 KPa design pressure, 780 KPa test pressure, 160°C design temperature

Waste Water Methanol Condenser (381E2)-
Tenaga Tiub Sdn. Bhd. Kuala Lumpur, Malaysia, S/No.TT-74 year 2007, shell & tube type heat exchanger, carbon steel material, about 508mm x 6096mm DL, steel saddle mounted, with the following operating parameters for the shell and tube, respectively: Full Vacuum & 500 KPa design pressure, 150 KPa test pressure, 90°C design temperature
Acid Stream Recycling Pump (381P1)-
Fimett, centrifugal type, about 100.0mm x 76.0mm suction and discharge, driven by a 4.0kW, 2910 RPM motor, set on structural steel base, mounted on concrete pad mounted
Wet Methanol Transfer Pump (381P2)-
Sterling, Tyear 2007, centrifugal, multi-stage, about 32.0mm x 25.0mm suction and discharge, driven by a 1.0kW, 1120 RPM motor, set on structural steel base, mounted on concrete pad
Acid Stream Transfer Pump (381P4)-
Prominent Dosier Technik, Type PC10100L200, metering, stainless steel material, 0.18kW drive motor, set on structural steel base, mounted on concrete pad
(Note: Installation still ongoing)
Flash Chamber (381V1)-
Stainless steel material, about 1200mm x 2400mm DH, dished ends
(Note: Installation still ongoing)
Phase (Methanol Settling Tank) Separator (381V2)-
Horizontal, dished ends, about 457mm x 2400mm DL, concrete pedestal mounted
(Note: Installation is still ongoing)
Water Methanol Buffer Tank (381V3)-
Horizontal, dished ends, stainless steel material, about 1200mm x 1800mm DL, steel sheet cladded, with insulation, concrete saddle mounted

Reprocessing Section (210)-
Comprising:
Reprocessing Tank (210V1)-
Vertical, dished ends, stainless steel material, about 1200mm x 2400mm DH, steel sheet cladded, with insulation, with angle bar steel legs, concrete pad mounted, equipped with:
Transfer Pump (210P1)-
Prominent Dosier Technik, Type SST0100L200, stainless steel material, 0.18kW drive motor, set on structural steel base, mounted on concrete pad
Fatty Acid and Glycerine Separator (210S1)-
Horizontal, about 900mm x 3658mm DL, dished ends, with 2-steel saddles
Plant complete with the structural steel housing, various controls, internal piping and instrumentation system, and other pertinent accessories

Sub-total for Main Production Process-	***86,000,000***	***85,100,000***

OUTSIDE BATTERY LIMITS (ISBL)

Related Machinery and Equipment/Utilities

1-Lot Pumps-	4,000,000	3,960,000	0	20

Various brands, capacities and functions, consisting of:
3- Crude Pump Oil (CPO) Loading Pumps (P101A/B/C)-
Sihi, Type ZLND 50160/152, year 2007, centrifugal, 65mm x 50mm suction and discharge, 60.0m^3/H, 26.7m head, each driven by an11.0kW, 2930 RPM motor
2- Crude Pump Oil (CPO) Feedstock Transfer Pumps (P102A/B)-
Sihi, Type ZLND 040315/274, year 2007, centrifugal, 65mm x 40mm suction and discharge, 18.0m^3/H, 88.6m head, each driven by an 18.5kW, 2900 RPM motor
Neutralized Oil Transfer Pump (P104)-
Robuschi, Italy, Type RN40-315/01, S/No. 63114, centrifugal, 65mm x 40mm suction and discharge, 21.0m^3/H, 112.85m head, driven by an 22.0kW, 2945 RPM motor
Neutralized Oil Transfer Pump (P105)-
Robuschi, Italy, Type RN40-315/01, S/No. 63115, centrifugal, 65mm x 40mm suction and discharge, 21.0m^3/H, 112.85m head, driven by an 22.0kW, 2945 RPM motor
Neutralized Oil Transfer Pump (P105)-
Robuschi, Italy, Type RN40-315/01, S/No. 63116, centrifugal, 65mm x 40mm suction and discharge, 21.0m^3/H, 112.85m head, driven by a 22.0kW, 2945 RPM motor
2-Bio-diesel Day Tank Transfer Pumps (P202A, P202B)-
Robuschi, Italy, Type R40-Z00/01, centrifugal, 65mm x 40mm suction and discharge, 19.77m^3/H, 50.07m head, each driven by a 7.5kW, 2895 RPM motor
2- Bio-diesel Export Pumps (P202A/B/C)-
Sihi, Type ZLND 065125/122, centrifugal, 80mm x 65mm suction and discharge, 55.0m^3/H, 15.8m head, each driven by a 4.0kW, 2930 RPM motor
2- Pharma Glycerine Transfer Pumps (P301A/B)-
Nemo, Type NM038BY02S12B, S/No. 304086, positive displacement, 5.0m^3/H, 90.7m head, each driven by a 2.2kW, 1725 RPM motor
2- Pharma Glycerine Transfer Pumps (P302A/B)-
Nemo, Type NM038BY02S12B, S/No. 304087, positive displacement, 5.0m^3/H, 90.7m head, each driven by a 2.2kW, 1725 RPM motor
2- Crude Glycerine Transfer Pumps (P304A/B)-
Nemo, Type NM038BY01L06B, S/Nos. 304102 and 304103, positive displacement, 5.0m^3/H, 90.7m head, each driven by a 2.2kW, 1435 RPM motor
2- Pharma Glycerine Unloading Pumps (P305A/B)-
Nemo Type NM063BY01L06B, S/Nos. 304104 and 304105, year 2007, positive displacement, 55.0m^3/H, 90.7m head, each driven by an 11.0kW, 1460 RPM motor
2- Second Grade Pharma Glycerine Unloading Pumps (P306A/B)-
Nemo, Type NM063BY01L06B, S/Nos. 304107 and 304106, year 2007, positive displacement, 55.0m^3/H, 90.7m head, each driven by an 11.0kW, 1460 RPM motor
2- Fatty Acid Transfer Pumps (P401A/B)-
Viking, Type FH4724, rotary, positive displacement, 0.516m^3/H, 90.7m head, each driven by an 0.37kW, 1360 RPM motor

2- Methanol Transfer Pumps (P501A/B)-
Sihi, Type CEHA 6304, centrifugal, 65mm x 32mm suction and discharge, 5.1m^3/H, 74.8m head, each driven by a 4.0kW, 1425 RPM motor

Methanol Transfer Pump (P501C)-
Sihi, Type CEHA 6304, centrifugal, 65mm x 32mm suction and discharge, 5.1m^3/H, 74.8m head, driven by a 5.5kW, 2910RPM motor

2-Sodium Methylate Transfer Pumps (P510A/B)-
Varisco, Type V30-2ST5WK+Y, year 2007, gear, positive displacement, 5.0m^3/H, 31.8m head, each driven by a 1.1kW, 1390 RPM motor

Sodium Methylate Unloading Pump (P510C)-
Sihi, Type ZLND032160/143, year 2007, centrifugal, 50mm x 32mm suction and discharge, 10.0m^3/H, 24.9m head, driven by a 2.2kW, 2850 RPM motor

2-Sodium Hydroxide Loading Pumps (P710A, P710B)-
P/N 10402232, S/Nos. S7217401-01-01 & S7217401-01-02, year 2007, 23.0 LPH discharge, 10.0 Bar, each driven by a 0.05kW, 1360 RPM motor

Sodium Hydroxide Loading Pump (P711)-
Branco, S/No. 55611.07, driven by a 2.2kW, 2840 RPM motor

2-Hydrochloric Acid (HCl) Loading Pumps (P720A. P720B)-
Vem Moyor, S/Nos. S73381-01-01, and S73381-01-02, each driven by a 0.37kW internal combustion engine

Hydrochloric Acid (HCl) Loading Pump (P721)-
Branco Italy, driven by a 3.0kW motor

2-Sulfuric Acid (H_2SO_4) Loading Pumps (P730A. P730B)-
Vem Moyor, each driven by a 0.37kW motor

Sulfuric Acid (H_2SO_4) Loading Pump (P730C)-
Vem Moyor, S/No. S72174-04-02, driven by a 0.37kW motor

Sulfuric Acid (H2SO4) Loading Pump (P731)-
Branco Italy, driven by a 1.5kW, 2840 RPM motor

2-Phosphoric Acid (H_3PO_4) Loading Pumps (P740A. P740B)-
ATB, S/Nos. S72174-03-01, S72174-03-02, each driven by a 0.50kW, 1360 RPM motor

Phosphoric Acid (H_3PO_4) Loading Pump (P741)-
Branco Italy, driven by a 2.2kW, 2840 RPM engine

3-Cooling Tower Pumps (P801A,P801B, P801C)-
Robuschi, Italy, Type RCN150-45/01, S/Nos. 07-35, 07-33, and 07-34, centrifugal, 200mm x 150mm suction and discharge, 600.0m^3/H, 59.2m head, each driven by a 160.0kW, 1450 RPM

2-Hotwell Pumps (P804A, P804B)-
Sterling, Type ZLND150250, centrifugal, each driven by an 18.5kW, 1470 RPM motor

2-Barometric Cooling Tower Pumps (P804A, P804B)-
Sterling, Type ZLND100250, year 2007, centrifugal, each driven by an 18.5kW, 2970 RPM motor

2-Boiler Room Feed Water Pumps (P810A, P810B)-
Flyght, Type PQR1614H, 9-24 m^3/H, each driven bya 15.0kW, 2925 RPM motor

Deaerator Booster Pump (P811)-
Grundfos, S/No. E102Z, 9.0 m3/H, 30m head, driven by a 4.0kW, 2890 RPM motor

Chemical Dosing Pump (P812)-
Electric Delta, driven by a 0.37kW, 1430 RPM motor

2-Neutralized Oil Transfer Pumps (P814A, P814B)-
Robuschi, Italy, Type RCN65-27NV/1530/101, centrifugal, 80mm x 65mm suction and discharge, 7 &15m^3/H, 30.0m head, each driven by a 1.1kW, 1450 RPM motor
Neutralized Oil Transfer Pump (P814E)-
Goulds, centrifugal, 6-14.0m^3/H, 50-26.5m head, driven by a 2.2kW, 2900 RPM motor
Water Softener Pump (P815-1/2)-
Ebara, Type Aquamania/AQS 3060M, 18.0m^3/H, 432m head, driven by a 3.0W, 2900 RPM motor
2-Soft Water Pumps (P815A, P815B)-
Sterling Sihi, Type ZLND040250/255, year 2007, centrifugal, 65mm x 40mm suction and discharge, 18.0m^3/H, 89.0m head, each driven by a 15.0kW, 2900 RPM motor
Fuel Oil Unloading Pump (P840C)-
Allflo, Type AB20-P30, S/No. 156771, year 2008, 15.0m^3/H, pneumatic driven
2-Service Water Pumps (P860A, P860B)-
Robuschi, Italy, Type RCN40-200/01, one with S/No. 071125 centrifugal, 65mm x 40mm suction and discharge, 35.0m^3/H, 27.4m head, each driven by a 7.5kW, 2900 RPM motor
2-Fuel Oil Transfer Pumps (P840A, P840B)-
Tuthill, Type GG030IAV, S/Nos. 617497, and 617499, rotary, 32mm suction and discharge, 5.0m^3/H, 93.6m head, each driven by a 4.4kW motor
Fire Water Pump (P850A)-
Regaline Australia, S/No. 288000, centrifugal HSC, 4086LPM, 112m head, driven by a 130kW, 2955 RPM motor
Fire Water Pump (P850B)-
Regaline Australia, S/No. 28799, centrifugal HSC, 4086LPM, 112m head, driven by:
Diesel Engine-
Iveco, Model F4GE0485A, Engine No. F600-0370141, 130kW
Fire Water Jockey Pump (P851)-
Regaline Australia, S/No. 00500814, centrifugal, 202LPM, 90-140m head, driven by an 11.0kW, 2910 RPM motor

1-Lot Miscellaneous Machinery and Equipment/Utilities-	3,700,000	3,600,000	0	20

Consisting of:
Compressed Air System-
Comprising:
2-Air Compressors-
Kobelco, Model SG610A-5H, Mfg. No. 4JB03250, year 2007, rotary screw type, 5.5m^3/H discharge volume, 8.5 Bar discharge pressure, each driven by a 37.3 kW motor
2-Dessicant Dryers-
Domnick Hunter, Model DME060, 3.4m3/H flow rate, 9.0 Bar g working pressure
Pre-Filter-
Model HFN 045S, 4.5m^3/H capacity
After Filter-
Model HFN 045 P, 4.3m^3/H capacity
Activated Carbon Filter-
Model HFN 045C, 4.5m^3/H capacity
Vertical Air Receiver Tank-
Carbon steel material, 1000L capacity, 774mm x 2499mm DH
System complete with other pertinent accessories

Steam Generating System- Comprising: Steam Boiler- Petra Boilers Sdn. Bhd., Malaysia, Model DT2000C, S/No. PV-978, fire tube, package type, about 3600mm x 8800mm DL, 12.0 Bar working pressure, 14.0 bar design pressure, 188°C operating temperature, equipped with smokestack System complete with steam header, controls, and other pertinent accessories *Cooling Tower System-* Comprising: Cooling Tower (CT801)- Steel enclosure, normal circulation type, with: 3-Cooling Water Fans (CT801A, CT801B, CT801C)- Steel bladed, each driven by an 18.5kW, 1450 RPM motor Cooling Tower (CT805)- Steel enclosure, barometric type, with: 2-Cooling Water Fans (CT805A, CT805B)- Steel bladed, each driven by a 15.0kW, 1450 RPM motor System complete with RC catch basins, and other pertinent accessories *Waste Water Treatment Plant (Machinery and Equipment)-* Comprising: 2-Air Compressors (AC6100A, AC6100B)- Model HW15007, S/Nos. 8019 and 8016, year 2007, 1.5m^3 air delivery, 0.7 Mpa discharge pressure, each driven by an 11.0kW, 950 RPM motor Filter Press, S/No. FP-0035, year 2007, 200L net capacity, 800mm x 800mm plate size, 7.0 Bar max. feed pressure, 30-ton ram Plant complete with biogas scrubber, filtrate, sludge conditioning, treated water, retention, coagulant, flocullant, nutrient, and caustic tanks, chemical dosing units, and other pertinent accessories *Weighbridge System-* Avery Weightronix, 60-ton capacity, with: Weighing Platform- Pit type, about 13.0m x 3.66m LW Weighing Indicator- Digital, LED readout Computer- Intel Celeron, equipped with CPU, color display monitor, keyboard, and mouse Printer- Panasonic, KX P1121, dot matrix				
1-Lot Electrical and Related Equipment- Consisting of: *Main Electrical Distribution System-* Comprising: Emergency Diesel Generating Set- With: AC Alternator- Kohler Power Systems, Model 800REOZ, S/No. 807237, 664kW, 830KVA, 1500 RPM, 120/440V, 3-phase, 50 HZ Diesel Engine Drive- Mitsubishi, Model S12A2-PTA-1, S/No. 25239, 800kW, 12-cylinder, vee-arrangement, set equipped with control panel, diesel oil fuel supply with tank and pump	9,500,000	9,400,000	0	20

VPC
MALAYSIA

2-Power Transformers (Nos. 1 & 2)- EPF Wilson Transformer Sdn. Bhd., S/Nos. EWT63772, EWT63758, 04/2007 date mfd., 2.5MVA each, 11.0KV primary, 440V secondary, 3-phase, 50 HZ, concrete pad mounted High Tension (HT) Switchgear- Ranhill Power Bhd., Job No. C0701801AB, year 2007, Type 1LA5, 12KV, 800A, metal clad enclosure. 7-panel, complete with meters switches, sub-breakers, relays, pilot lamp indicators, relays, wirings Main Low Tension (LT) Switchgear- SBS Power Engineering, Selangor, Malaysia, Type MSB1A, 1B, and EMSB, Model MSB, S/No. SRS/2007/1531, 414V, 1260-4000A, metal clad enclosure, 19-compartment, complete with meters switches, sub-breakers, power factor correction, relays, pilot lamp indicators, relays, wirings *AC/DC UPS Battery & Battery Charger-* EPI, P/N UTMT150045D2B, 15.0MVA, 400V, 500HZ input, 380/400/415V output Lot equipped with various electrical and instrument cables, distribution board, and other pertinent accessories				
1-Lot Instrumentation and Control- Consisting of various PLCs, valves, gauges, metering, orifices, regulators, transmitters, tranducers, and other related items	3,800,000	3,760,000	0	15
1-Lot Fire Fighting, Safety, and Security Facilites- Consisting of fire extinguishers, hose reels, cabinets, hydrants, CO_2 System, emergency eyewash and shower stations, and CCTV system	2,200,000	2,180,000	0	15
1-Lot Piping System- Consisting of various makes, types and sizes of pipes, racks, valves, and fittings	13,500,000	13,300,000	0	25
1-Lot Tankage- Consisting of: *Crude Palm Oil (CPO) Blending Storage Tank (TK-101)-* Oil Line Engineering & Associates Sdn. Bhd., year 2007, carbon steel material, 4953m^3 net capacity, 21.3m x 14.1m DH, concrete pad mounted *Crude Palm Oil (CPO) Feedstock Tank (TK-102)-* Oil Line Engineering & Associates Sdn. Bhd., year 2007, carbon steel material, 4953m^3 net capacity, 21.3m x 14.1m DH, concrete pad mounted *3-Neutralized Oil Day Tanks (TK-104, TK-105, & TK-106)-* Oil Line Engineering & Associates Sdn. Bhd., year 2007, carbon steel material, 165m^3 net capacity each, 5.0m x 8.6m DH, concrete pad mounted *2-Bio-diesel Day Tanks (TK-201, & TK-202)-* Oil Line Engineering & Associates Sdn. Bhd., year 2007, carbon steel material, 183m^3 net capacity each, 5.0m x 9.5m DH, concrete pad mounted *3-Bio-Diesel Storage Tanks (TK-203, TK-204, & TK-205)-* Oil Line Engineering & Associates Sdn. Bhd., year 2007, carbon steel material, 5345m^3 net capacity each, 21.3m x 15.2m DH, concrete pad mounted	27,583,000	27,300,000	0	25

2-Pure Glycerine Day Tanks (TK-301, & TK-302)-
Oil Line Engineering & Associates, Sdn. Bhd., year 2007, SS316L material, 18m^3 net capacity each, 2.4m x 4.3m DH, concrete pad mounted

Crude Glycerine Day Tank (TK-304)-
Oil Line Engineering & Associates Sdn. Bhd., year 2007, SS316L material, 363m^3 net capacity, 7.7m x 8.0m DH, concrete pad mounted

Pharma Glycerine Tank (TK-305)-
Oil Line Engineering & Associates Sdn. Bhd., year 2007, SS316L material, 895m^3 net capacity, 10.0m x 11.6m DH, concrete pad mounted

2nd Grade Glycerine Tank (TK-306)-
Oil Line Engineering & Associates Sdn. Bhd., year 2007, SS304 material, 184m^3 net capacity, 5.7m x 7.4m DH, concrete pad mounted

Fatty Acid Day Tank (TK-401)-
Oil Line Engineering & Associates Sdn. Bhd., year 2007, SS305 material, 25m^3 net capacity, 2.4m x 5.8m DH, concrete pad mounted

Methanol Tank (TK-501)-
Oil Line Engineering & Associates Sdn. Bhd., year 2007, carbon steel material, 1247m^3 net capacity, 11.6m x 12.0m DH, concrete pad mounted

Sodium Methylate Tank (TK-510)-
Oil Line Engineering & Associates Sdn. Bhd., year 2007, SS304 material, 218m^3 net capacity, 5.3m x 10.1m DH, concrete pad mounted

Sodium Hydroxide Tank (TK-710)-
Win Fung Fiberglass Sdn. Bhd., year 2008, FRP material, 26m^3 net capacity, 2.9m x 4.0m DH, concrete pad mounted

2-Hydrochloric Acid Tanks (TK-720 & TK-721)-
Win Fung Fiberglass Sdn. Bhd., year 2008, FRP material, 49m^3 net capacity each, 3.0m x 7.0m DH, concrete pad mounted

Sulphuric Acid Tank (TK-730)-
Win Fung Fiberglass Sdn. Bhd., year 2008, FRP material, PVDF lining, 12m^3 net capacity, 2.3m x 3.0m DH, concrete pad mounted

Phosphoric Acid Tank (TK-740)-
Win Fung Fiberglass Sdn. Bhd., year 2008, FRP material, 19m^3 net capacity, 2.5m x 4.0m DH, concrete pad mounted

Fuel Oil Tank (TK-840)-
Oil Line Engineering & Associates Sdn. Bhd., year 2007, carbon steel material, 215m^3 net capacity, 5.82m x 8.3m DH, concrete pad mounted

Fire and Service Water Tank (TK-850)-
Oil Line Engineering & Associates Sdn. Bhd., year 2007, carbon steel material, 1256m^3 net capacity, 14.5m x 7.25m DH, concrete pad mounted

Condensate Return Drum (TK-814)-
SA36l material, 2.0m^3 net capacity, 1.8m x 3.0m x 1.53 LWH

Demineralized Water Tank (TK-815)-
Oil Line Engineering & Associates Sdn. Bhd., year 2007, carbon steel material, 160m^3 net capacity, 5.82m x 6.20m DH

1-Lot Laboratory Equipment- Consisting of: *2-Gas Chromatographs-* Perkins Elmer, Clarus 500 *Head Space Sampler-* Perkins Elmer, Turbomatrix *Fume Cupboard, about 1200mm W, complete with ventilation system* *Analytical Balance-* AND, Model GR200 *Rotovator and Membrane Pump-* Buchi, Model R210 *Vacuum Pump-* Buchi, Model 700 *KF Coloumeter-* Mettler Toledo *Terminal Unit-* Mettler Toledo, T50M (Note: Most items have not been installed yet; still kept in boxes)	450,000	445,000	0	15
Sub-total for OSBL-	***64,733,000***	***63,945,000***		
Total For Machinery and Equipment-	***150,733,000***	***149,045,000***		
Rounded To-	***150,700,000***	***149,000,000***		

LIMITING CONDITIONS FOR MACHINERY & EQUIPMENT

This appraisal report is subject to the following limiting conditions : -

1. All existing lien and encumbrances, if any, have been disregarded, and the assets are valued as though free, clear and under responsible ownership.

2. In the inventory, machinery and/or equipment, were listed as complete working units, i.e. machinery and/or equipment, as listed, is meant to include all parts and accessories normally comprising the units.

3. We have totally disregarded such items which, in our opinion, have no practical take-up value or are normally charged as operating expenses.

4. In the event that VPC Alliance (PJ) Sdn. Bhd. is required to give testimony or attendance in Court, or to any government agency, with reference to the asset appraised in this report, the Company would be willing to do so provided prior arrangements have been made and we be properly reimbursed.

5. This appraisal report invalid unless it bears the service seal of VPC Alliance (PJ) Sdn. Bhd.. Our appraisal report shall also be invalidated if our appraisal fee is not paid.

6. This report is confidential to the client for the specific purpose to which it refers. It may be disclosed to other professional advisers assisting the client in respect of the purpose, but the client shall not disclose the report to any other person. The valuer's responsibility in connection with this report is limited only to the client to whom the report is addressed.

7. Neither the whole nor part of this report and valuation, nor any reference hereto, may be included in any published document, circular or statement nor published in any way whatsoever without our written approval of the form and context in which it will appear.

8. In the event that VPC Alliance (PJ) Sdn. Bhd. is subject to any liability in connection with this engagement, regardless of legal theory advanced, such liability against the company including directors, officers, employees, subcontractors, affiliates or agents shall be limited to the amount of fees we received for this engagement.